UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAHAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11.

GHM

2022

Proxy Statement and Notice of Annual Meeting of Stockholders

GRAHAM CORPORATION

We are a global leader in the design and manufacture of mission critical fluid, power, heat transfer and vacuum technologies for the defense, space, energy and process industries. Our core strengths include:

•	We have a value-enhancing sales and development platform.

•	We are known for our strong capabilities to handle complex, custom orders.

•	We maintain a responsive, flexible production environment.

•	We have the capability to manage outsourced production.

•	We provide robust after-the-sale technical support.

•	We have a highly trained workforce.

•	We have the unique capability to manufacture to tight tolerances.

Notice of Annual Meeting

of Stockholders

Meeting Details:

Meeting Business

The principal business of the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), as described in the accompanying proxy materials will be:

(1)   Election of two director nominees;

(2)   To approve, on an advisory basis, the compensation of our named executive officers (“say on pay”);

(3)   To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023;

(4)   To approve Amendment No. 2 to the Employee Stock Purchase Plan; and

(5)   To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date: Wednesday, July 27, 2022

Place:

www.proxydocs.com/GHM

In order to virtually attend the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and will also permit you to vote and submit questions at the meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Time: 11:00 a.m. Eastern Time

Record Date: June 8, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 27, 2022:

The Notice of Annual Meeting, Proxy Statement and the Annual Report are available at www.proxydocs.com/GHM

BY ORDER OF THE BOARD OF DIRECTORS

Christopher Thome

Vice President – Finance, Chief Financial Officer

and Corporate Secretary

Dated: June 17, 2022

Vote Your Shares

How to Vote

Your vote is very important, and we hope that you will participate in the Annual Meeting. You are eligible to vote if you were a stockholder of record at the close of business on June 8, 2022. In order to virtually attend the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting. Please read the proxy statement and vote right away using any of the following methods.

Stockholders of Record:

Vote By Internet Before or During the Meeting Visit: www.proxypush.com/GHM and follow the instructions	Vote By Telephone Call 1-866-256-0715 and follow the instructions	Vote By Mail Sign, date, and return your proxy card, if you received one, using the enclosed envelope

Beneficial Stockholders:

If you are a beneficial stockholder, you will receive instructions from your brokerage firm, bank, broker-dealer, nominee, custodian, fiduciary or other nominee that you must follow in order for your shares to be voted. Your broker may not vote your shares for director nominees or on the advisory vote on executive compensation unless you provide your broker with voting instructions.

Certain statements in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “intends,” “anticipates,” “believes,” “opportunities,” “will,” “may,” “seeks,” “estimates,” and other similar words. All statements addressing operating performance, events, or developments that we expect or anticipate will occur in the future, including but not limited to our growth, diversification strategy, markets, returns and solutions, financial flexibility, and our ability to achieve our operating priorities are forward-looking statements and should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on our forward-looking statements. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained herein.

Proxy Statement Summary • The Annual Meeting

Proxy Statement Summary

To assist you in reviewing the proposals to be considered and voted upon at our annual meeting of stockholders (the “Annual Meeting”) to be held on July 27, 2022, we have summarized information contained elsewhere in this proxy statement or in our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “Annual Report”). This summary does not contain all of the information you should consider about Graham Corporation (the “Company”) and the proposals being submitted to stockholders at the Annual Meeting. We encourage you to read the entire proxy statement and Annual Report carefully before voting.

The Annual Meeting

Date and Time:	Wednesday, July 27, 2022, 11:00 a.m. Eastern Time

Location:	Online via: www.proxydocs.com/GHM

Record Date:	June 8, 2022

In order to virtually attend the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and will also permit you to vote and submit questions at the meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Meeting Agenda and Voting Matters

Item	Proposal	Board Vote Recommendation	Page Reference (for more information)

1	Election of two director nominees named in this proxy statement	FOR each nominee	7

2	Advisory vote on the compensation of our named executive officers (“say on pay”)	FOR	45

3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023	FOR	46

4	To approve Amendment No. 2 to the Employee Stock Purchase Plan	FOR	48

Directors and Nominees

Name	Age	Recent Professional Experience	Board Committees

James J. Barber, Ph.D.*	68	Independent Consultant and Principal of Barber Advisors, LLC	CC**, NCGC

Alan Fortier*	65	President of Fortier & Associates, Inc.	AC, NCGC**

Cari L. Jaroslawsky*◆	53	Senior Vice President and General Manager of Eaton Mission Systems	AC, NCGC

Jonathan W. Painter*◆	63	Chair of the Company’s Board; Chair of Kadant Inc.	AC, CC

Lisa M. Schnorr*	56	Former Senior Vice President and Project Lead, Digital Enablement for Constellation Brands, Inc.	AC**, CC

Troy A. Stoner*	58	Chief Executive Officer of Argon ST	CC, NCGC

Daniel J. Thoren	58	Chief Executive Officer of the Company	—

* — Independent Director

◆ — Director Nominee

** — Chair

AC — Audit Committee

CC — Compensation Committee

NCGC — Nominating and Corporate Governance Committee

GRAHAM CORPORATION 2022 PROXY STATEMENT	1

Proxy Statement Summary • Our Business

Our Business

We are a global leader in the design and manufacture of mission critical fluid, power, heat transfer and vacuum technologies for the defense, space, energy and process industries. For the defense industry, our equipment is used in nuclear and non-nuclear propulsion, power, fluid transfer, and thermal management systems. For the space industry our equipment is used in propulsion, power and energy management systems and for life support systems. Our energy and new energy markets include oil refining, cogeneration, and multiple alternative and clean power applications including hydrogen. For the chemical and petrochemical industries, our equipment is used in fertilizer, ethylene, methanol and downstream chemical facilities. We design and manufacture custom-engineered vacuum, heat transfer, pump and turbomachinery technologies.

Director Skills and Attributes

We believe that our directors possess the requisite experience and skills necessary to carry out their duties and to serve our best interests and those of our stockholders.

2	GRAHAM CORPORATION 2022 PROXY STATEMENT

Questions and Answers About the Annual Meeting

Questions and Answers About the Annual Meeting

Why am I receiving these proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our board of directors (the “Board”) for the Annual Meeting to be held on Wednesday, July 27, 2022, at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live audio-only webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

We made our proxy materials available to stockholders via the internet or in printed form if requested on or about June 17, 2022. Our proxy materials include the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), the Notice of the Annual Meeting, this proxy statement and the Annual Report. If you requested and received paper copies of the proxy materials by mail, our proxy materials also include the proxy card. These proxy materials, other than the proxy card, can be accessed at www.proxydocs.com/GHM.

The Securities and Exchange Commission’s (the “SEC”) e-proxy rules allow companies to post their proxy materials on the internet and provide only a Notice of Internet Availability to stockholders as an alternative to mailing full sets of proxy materials except upon request. Similar to last year, we have elected to use this notice and access model. Unless you previously indicated your preference to receive paper copies of our proxy statement and Annual Report, you should have received a Notice of Internet Availability. The Notice of Internet Availability includes information on how to access our proxy materials on the internet, how to vote and how to request a paper or email copy of the proxy materials at no extra charge this year or on an ongoing basis.

What am I voting on?

At the Annual Meeting, you will vote upon:

(1)	the election of two director nominees identified in this proxy statement;

(2)	a proposal to approve, on an advisory basis, the compensation of our named executive officers;

(3)	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023; and

(4)	a proposal to approve Amendment No. 2 to the Employee Stock Purchase Plan.

Will there be any other items of business addressed at the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

What must I do if I want to participate in the Annual Meeting?

You can participate in the Annual Meeting so long as you register in advance to attend the Annual Meeting at www.proxydocs.com/GHM. You will be asked to provide the control number located inside the shaded gray box on your Notice of Internet Availability or proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. Please be sure to follow the instructions found on your Notice of Internet Availability, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email.

By visiting www.proxydocs.com/GHM, pre-registering and then accessing the Annual Meeting as instructed, you will be able to participate in the Annual Meeting, vote your shares and ask questions during the meeting. However, if you do not comply with the procedures outlined above, you may not be admitted to the Annual Meeting.

As always, we encourage you to vote your shares prior to the Annual Meeting. This proxy statement furnishes you with the information you need in order to vote, whether or not you participate in the Annual Meeting.

GRAHAM CORPORATION 2022 PROXY STATEMENT	3

Questions and Answers About the Annual Meeting

Who may vote and how many shares can be cast?

If you owned shares of our common stock at the close of business on June 8, 2022, which is the record date for the Annual Meeting, then you are entitled to vote your shares at the Annual Meeting. At the close of business on the record date, we had 10,602,605 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote on each proposal.

How do I vote?

Stockholder of Record: Shares Registered in Your Name. If on the record date, your shares of our common stock were registered directly in your name with our transfer agent, then you are a stockholder of record and your shares will be voted as you indicate. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxypush.com/GHM. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 1-866-256-0715.

•	By completing and mailing your proxy card.

•

By voting during the Annual Meeting before the polls close: To be admitted to the Annual Meeting and vote your shares, you must register and provide the control number as described in the Notice of Internet Availability or proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend and vote during the meeting if you have already voted by proxy. Only the latest vote you properly submit will be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If on the record date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, which we collectively refer to as a broker, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by that organization along with a voting instruction card. As a beneficial owner, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Your shares will be voted as you indicate. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

If you hold your shares in street name, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting over the internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then a “broker non-vote” occurs. In that case, the broker has discretionary authority to vote your shares with respect to the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm (because it is considered a “routine” proposal under the rules of the New York Stock Exchange (the “NYSE”), but cannot vote your shares on any other matters being considered at the Annual Meeting (because they are considered to be non-routine proposals under NYSE rules). When our inspector of election tabulates the votes for

4	GRAHAM CORPORATION 2022 PROXY STATEMENT

Questions and Answers About the Annual Meeting

any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares.

What constitutes a quorum for the Annual Meeting?

A quorum is required for our stockholders to conduct business at the Annual Meeting. Pursuant to our amended and restated by-laws, the holders of record of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum.

What vote is required to approve each proposal and how does the Board recommend that I vote?

The vote required to approve each proposal, and the Board’s recommendation with respect to each proposal are described below:

Proposal Number	Proposal Description	Board Recommendation	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

One	Election of the two director nominees identified in this proxy statement	FOR each nominee	Plurality of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting(1)	None	None

Two	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	Majority of the shares eligible to be cast by holders present, in person or by proxy, and entitled to vote at the Annual Meeting(2)	Same effect as a vote cast against the proposal	Same effect as vote cast against proposal

Three	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023	FOR	Majority of the shares eligible to be cast by holders present, in person or by proxy, and entitled to vote at the Annual Meeting(3)	Same effect as vote cast against proposal	N/A because this proposal is a routine matter on which brokers may vote

Four	Approve Amendment No. 2 to the Employee Stock Purchase Plan	FOR	Majority of the shares eligible to be cast by holders present, in person or by proxy, and entitled to vote at the Annual Meeting	Same effect as a vote cast against the proposal	Same effect as vote cast against proposal

(1)

Our stockholders elect directors by a plurality vote, which means that the director nominees receiving the most votes will be elected. However, our Corporate Governance Guidelines provide that any nominee for director who receives a greater number of votes “withheld” from his or her election than “for” such election must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of our Board. The Nominating and Corporate Governance Committee will recommend to the Board the action to be taken with respect to such resignation.

(2)

The advisory vote to approve the compensation of our named executive officers is not binding upon our Board or the Compensation Committee of our Board. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions.

(3)

We are presenting the appointment of Deloitte & Touche LLP to our stockholders for ratification. The Audit Committee of our Board will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

How can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders during ordinary business hours throughout the ten-day period prior to the Annual Meeting at our principal executive offices at 20 Florence Avenue, Batavia, New York 14020, and during the meeting via the virtual meeting site for any purpose germane to the meeting.

GRAHAM CORPORATION 2022 PROXY STATEMENT	5

Questions and Answers About the Annual Meeting

Can I change or revoke my vote?

Your attendance at the Annual Meeting will not automatically revoke your proxy. However, if you are a stockholder of record you can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

•	timely voting again via the internet or by telephone;

•	delivering a timely written notice of revocation to our Corporate Secretary at Graham Corporation, 20 Florence Avenue, Batavia, New York 14020;

•	completing, signing, dating and mailing a timely new proxy card to the address above; or

•	attending the Annual Meeting and voting again.

Only your last-submitted, timely vote will count at the Annual Meeting.

If you are a street name holder, you must contact your broker to receive instructions as to how you may revoke your proxy instructions.

We encourage you to vote in advance of the Annual Meeting to ensure your vote is counted should you be unable to participate in the Annual Meeting. Stockholders who have pre-registered to attend the Annual Meeting and who have not voted their shares prior to the Annual Meeting or who wish to change their vote will be able to vote their shares electronically at the Annual Meeting while the polls are open. If you properly provide your proxy in time to be voted at the Annual Meeting, it will be voted as you specify unless it is properly revoked prior thereto. If you properly provide your proxy but do not include your voting specifications, the shares represented by the proxy will be voted in accordance with the recommendations of the Board, as described in this proxy statement.

Who is paying for this proxy solicitation?

This proxy solicitation is made by our Board on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication. We will not compensate our directors, officers or employees for making proxy solicitations on our behalf. We will provide persons holding shares in their name or in the names of nominees, which in either case are beneficially owned by others, soliciting materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.

Can I ask questions at the Annual Meeting?

If you registered in advance and attend the Annual Meeting, you may submit questions during the Annual Meeting. We encourage you to submit questions at www.proxydocs.com/GHM after logging in with your unique control number provided in connection with your pre-registration for the Annual Meeting.

We expect to respond to questions during the Annual Meeting that are pertinent to meeting matters as time permits. We may group together questions that are substantially similar to avoid repetition.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting.

Where can I obtain additional information?

You can obtain, free of charge, a copy of our annual report on Form 10-K for the fiscal year ended March 31, 2022 (“fiscal year 2022”) by:

•	accessing our website at www.grahamcorp.com under the heading “Investor Relations”;

•	writing to us at: Graham Corporation, Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020; or

•	telephoning us at (585) 343-2216.

You can also obtain a copy of our annual report on Form 10-K and all other reports and information that we file with, or furnish to, the SEC from the SEC’s EDGAR database located at www.sec.gov.

6	GRAHAM CORPORATION 2022 PROXY STATEMENT

Proposal One: Election of Directors • Nominees Proposed for Election as Directors at the Annual Meeting

Proposal One:

Election of Directors

The Board currently consists of seven members. Our amended and restated by-laws provide for a classified board of directors consisting of three classes of directors, with each class serving a staggered three-year term. As a result, stockholders elect only a portion of our Board each year. The terms of two of our directors, Cari L. Jaroslawsky and Jonathan W. Painter, will expire at the Annual Meeting.

The Nominating and Corporate Governance Committee of our Board has nominated Cari L. Jaroslawsky and Jonathan W. Painter for election as directors. If elected, each of Ms. Jaroslawsky and Mr. Painter will hold office for a three-year term expiring in 2025 or until his or her successor is duly elected and qualified. Our Board does not contemplate that either of the nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the designated proxies reserve the right to vote for such substitute nominee(s) as they, in their discretion, determine. Our amended and restated by-laws do not permit re-election after a director reaches the age of 75.

Board Recommendation

The Board unanimously recommends a vote FOR the election of each of Ms. Jaroslawsky and Mr. Painter as a director to serve for a three-year term expiring in 2025.

Nominees Proposed for Election as Directors at the Annual Meeting

Cari L. Jaroslawsky

Ms. Jaroslawsky has served as the Senior Vice President and General Manager of Eaton Mission Systems, a leading manufacturer of air-to-air refueling systems, environmental systems, and actuation, primarily for defense markets and a division of Eaton Corporation plc (“Eaton”) since January 2019, having previously served as Senior Vice President of Finance from October 2016 to December 2018 for Cobham International until it was acquired by Eaton. Prior to her position with Cobham Mission Systems, Ms. Jaroslawsky served as the Chief Financial Officer and Treasurer of Servotronics, Inc. (NYSE American: SVT), a designer and manufacturer of advanced technology and consumer products, from 2005 until 2016. Ms. Jaroslawsky is a certified public accountant. She also serves on the board of directors of Rand Capital Corporation (Nasdaq: RAND).

Senior Vice President and General Manager of Eaton Mission Systems AGE DIRECTOR SINCE 53 2022 COMMITTEES ▶ Audit Committee ▶ Nominating and Corporate Governance

Qualifications

Ms. Jaroslawsky brings to the Board substantial operational and leadership experience and a significant background in accounting and financial matters, including through her prior service as the Chief Financial Officer and Treasurer of a publicly traded company.

GRAHAM CORPORATION 2022 PROXY STATEMENT	7

Proposal One: Election of Directors • Nominees Proposed for Election as Directors at the Annual Meeting

Jonathan W. Painter

Mr. Painter has served as the Chair, since July 2019, and a director, since January 2010, of Kadant Inc. (NYSE: KAI), a leading global supplier of components and engineered systems used in process industries, including the pulp and paper industry. Mr. Painter served as President and Chief Executive Officer of Kadant from January 2010 to July 2019 and as President and Chief Operating Officer from September 2009 to December 2009. Mr. Painter also serves on the board of governors of the Handel and Haydn Society, a symphony orchestra based in Boston Massachusetts.

Chair of Kadant Inc. AGE DIRECTOR SINCE 63 2014 CHAIR OF THE BOARD COMMITTEES ▶ Audit ▶ Compensation

Qualifications

Mr. Painter brings valuable experience to the Board and management as a former executive officer of a public company that, similar to us, is in the business of designing, manufacturing and marketing specialized, engineered equipment. The Board believes that Mr. Painter’s diverse experience in operations, finance, mergers and acquisitions and corporate strategy enables him to provide critical insight to the Board and management that will help us to achieve our strategic goals.

Directors Whose Terms do not Expire at the Annual Meeting

James J. Barber, Ph.D.

Dr. Barber has been an independent consultant and the principal of Barber Advisors, LLC, a consulting business advising firms and non-profits in the areas of strategy, management, marketing and operations, since September 2007. From January 2000 to May 2007, Dr. Barber was the President and Chief Executive Officer of Metabolix, Inc. (NASDAQ: MBLX), a bioscience company focused on plastics, chemicals and energy. He was responsible for transforming Metabolix, Inc. from a research boutique into a leader in “clean tech” and industrial biotechnology.

Dr. Barber has served as the independent non-executive Chair of Itaconix plc (formerly Revolymer plc) (LON: ITX), a specialty chemicals company, since December 2018, and served as a non-executive director of Itaconix plc from September 2016 to November 2018. He has also served as a director of numerous private companies.

Independent Consultant and Principal of Barber Advisors, LLC AGE DIRECTOR SINCE 68 2011 TERM EXPIRES 2023 COMMITTEES ▶ Compensation (Chair) ▶ Nominating and Corporate Governance

Qualifications

Dr. Barber brings to our Board substantial executive level leadership experience and a deep understanding of product and business development in highly technical industries and alternative energy markets. Dr. Barber also has significant experience in structuring both joint venture and acquisition transactions.

Troy A. Stoner

Mr. Stoner has served as the Chief Executive Officer of Argon ST, a specialist in systems engineering and a subsidiary of The Boeing Company, since April 2020 having served Boeing in a series of advancing roles including Senior Program Manager, Missions & Payloads, Autonomous Systems from December 2019 to March 2020, Senior Manager, Autonomous Systems, Boeing Strategy from November 2017 to November 2019, Senior Maritime Representative, Boeing Global Sales and Marketing, April 2016 to October 2017, and Senior Manager, Boeing Strategy from May 2015 to March 2016. Mr. Stoner retired from the U.S. Navy after 30 years of service.

Chief Executive Officer of Argon ST AGE DIRECTOR SINCE 58 2021 TERM EXPIRES 2023 COMMITTEES ▶ Compensation ▶ Nominating and Corporate Governance

Qualifications

Mr. Stoner brings to the Board extensive business experience with strategy, leadership and operations at companies within the defense, space and security markets. Our Board and management team value his in-depth knowledge of the U.S. Navy as well as his extensive expertise in military defense systems and U.S. Navy planning and procurement processes.

8	GRAHAM CORPORATION 2022 PROXY STATEMENT

Proposal One: Election of Directors • Directors Whose Terms do not Expire at the Annual Meeting

Alan Fortier

Mr. Fortier has served as President of Fortier & Associates, Inc., a strategy and profit improvement consulting firm focused on capital goods and chemicals companies, since 1988. Over his 30+ year consulting career he has helped hundreds of manufacturing businesses exceed aggressive profit targets, in all regions globally. He has also been a Strategic Advisory Board member for Genstar Capital, a middle market private equity group with over $30 billion in assets under management, since January 2019. In addition, between 2007 and 2016, Mr. Fortier was a guest lecturer at Columbia Business School’s MBA and Executive Education programs. Prior to entering consulting he held technical and management positions with DuPont.

President of Fortier & Associates, Inc. AGE DIRECTOR SINCE 65 2008 TERM EXPIRES 2024 COMMITTEES ▶ Nominating and Corporate Governance (Chair) ▶ Audit

Qualifications

Mr. Fortier brings to the Board more than 35 years of global industrial experience as a strategy and execution consultant and manager. Our Board and management team benefit from his extensive background in our served markets, including energy, petrochemicals, chemicals and large engineering firms, as well as his extensive experience advising boards and senior executives of global capital goods businesses on business strategy, mergers and acquisitions, global growth, pricing, organizational development and management control.

Lisa M. Schnorr

Ms. Schnorr has served as a director since 2014. She retired in May 2021 from Constellation Brands (NYSE: STZ), a Fortune 500 company and a leading international producer of beer, wine and spirits with operations in the U.S., Mexico, New Zealand and Italy. Ms. Schnorr joined Constellation Brands in 2004 and earned promotions through a series of positions with increasing responsibility, including Vice President of Compensation and HRIS (2011-2013), Senior Vice President of Total Rewards (2014-2015), Corporate Controller (2015-2017), Chief Financial Officer of the Wine & Spirits Division (2017-2019), and Senior Vice President and Project Lead of Digital Enablement (2019-2021). Before joining Constellation Brands, Ms. Schnorr held financial and accounting positions at various public and private companies and she began her career in 1987 at PricewaterhouseCoopers (formerly Price Waterhouse), all in Rochester, New York. Since June 2021, Ms. Schnorr has been a member of the board of directors of Vintage Wine Estates (NASDAQ: VWE), where she serves as Audit Committee Chair, since 2021. She holds a B.S. degree in Accounting from the State University of New York at Oswego.

Former Senior Vice President and Project Lead, Digital Enablement for Constellation Brands, Inc. AGE DIRECTOR SINCE 56 2014 TERM EXPIRES 2024 COMMITTEES ▶ Compensation ▶ Audit (Chair)

Qualifications

With her background and experience in strategic planning, audit, financial planning and analysis, capital allocation, public company governance and risk management, human resources and investor relations, Ms. Schnorr offers a global business and organizational perspective to the Board. The Board believes that Ms. Schnorr’s background and expertise enables her to guide us through a continued period of organic and acquisition-related growth and allows her to provide insight and leadership to our Audit Committee and Compensation Committee.

Daniel J. Thoren

Mr. Thoren has served as our Chief Executive Officer since September 2021 and became our President and Chief Operating Officer in June 2021. Prior to joining the Company, Mr. Thoren had been employed by Barber-Nichols, LLC (“Barber-Nichols”), a premier supplier of specialty turbomachinery, pumps and electronic drives that address critical applications for the defense and aerospace/space industries, from 1991 until we acquired Barber-Nichols in June 2021, and served in progressively increasing roles, including his service as Barber-Nichol’s President and Chief Executive Officer from 1997 until May 2021 and its Chairman of the Board of Directors through June 2021.

Chief Executive Officer of the Company AGE DIRECTOR SINCE 58 2021 TERM EXPIRES 2024

Qualifications

As our Chief Executive Officer, and as a result of his day-to-day leadership of the business, Mr. Thoren provides the Board with valuable insight regarding the operations of our Company and our management team and he performs a critical role in the Board’s discussions regarding strategic planning and development. Our Board also benefits from Mr. Thoren’s proven strong leadership skills and experience at Barber-Nichols.

GRAHAM CORPORATION 2022 PROXY STATEMENT	9

Corporate Governance • Director Independence

Corporate Governance

Director Independence

Our Corporate Governance Guidelines provide that the independence standards of the NYSE govern the independence determinations for the members of our Board. The Board has affirmatively determined that each of Messrs. Barber, Fortier, Painter, and Stoner, and Mses. Jaroslawsky and Schnorr is independent and has no material relationship with us as required by the independence standards of the NYSE. In addition, the Board has determined that Messrs. Malvaso and Mazurkiewicz were independent during their respective period of service with the Company under the NYSE independence standards. Mr. Thoren, our Chief Executive Officer and employee, and Mr. Lines, our former Chief Executive Officer and former employee, are not independent.

Board Leadership Structure

Mr. Painter, a non-executive independent director, serves as Chair of the Board. Our Board believes that its leadership structure, with a non-executive Chair position separate from our Chief Executive Officer, provides appropriate, independent oversight of management. The Chair of our Board presides at all meetings of the Board and stockholders; presides during regularly held sessions with only the independent directors; encourages and facilitates active participation of all directors; develops the calendar of and agendas for Board meetings in consultation with our Chief Executive Officer and other members of the Board; determines, in consultation with our Chief Executive Officer, the information that should be provided to the Board in advance of meetings; and performs any other duties requested by the Board from time to time.

Committees and Meetings of the Board; Meeting Attendance

Our Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The duties and responsibilities of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are set forth in their respective charters and are described below. The current charter of each committee is available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheading “Governance.” Information contained on our website is not a part of this proxy statement.

The following table lists the membership of the committees of the Board, the Chairs of each committee, and the number of committee meetings held in fiscal year 2022.

	Committee Membership
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

James J. Barber, Ph.D.(1)

Alan Fortier(2)

Cari L. Jaroslawsky(3)

Jonathan W. Painter

Lisa M. Schnorr

Troy A. Stoner(4)

Number of meetings in fiscal year 2022:	5	6	5

= Chair

= Member

10	GRAHAM CORPORATION 2022 PROXY STATEMENT

Corporate Governance • Committees and Meetings of the Board; Meeting Attendance

(1)

Mr. Barber served on the Audit Committee from April 1, 2021 to August 31, 2021. Since September 1, 2021, Mr. Barber has served on the Compensation Committee. Mr. Barber served on the Nominating and Corporate Governance Committee during all of fiscal year 2022.

(2)

Mr. Fortier served on the Compensation Committee from April 1, 2021 to August 31, 2021. Since September 1, 2021, Mr. Fortier has served on the Audit Committee. Mr. Fortier served on the Nominating and Corporate Governance Committee during all of fiscal year 2022.

(3)	Ms. Jaroslawsky joined the Board in March 2022.

(4)	Mr. Stoner joined the Board in March 2022.

During fiscal year 2022, the Board held a total of eight meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board, and the total number of meetings of all committees of the Board on which he or she served.

The non-management directors meet without members of management present during regularly scheduled executive sessions and at such other times as they deem necessary or appropriate. The Chair of the Board presides over these executive sessions.

Our policy requires that each director attend our annual meeting of stockholders or provide the Chair of the Board with advance notice of the reason for not attending. All of our then serving directors attended our 2021 annual meeting of stockholders.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has affirmatively determined that each member of the Audit Committee satisfies the independence standards of the NYSE applicable to audit committee members and applicable SEC rules. The Board has also determined that each of Mses. Jaroslawsky and Schnorr qualifies as an “audit committee financial expert” in accordance with applicable SEC rules based on their education and extensive professional work experience as described in each of their biographies under “Proposal One: Election of Directors.”

The Audit Committee reviews with Deloitte & Touche LLP, our independent registered public accounting firm, our financial statements and internal control over financial reporting, Deloitte & Touche LLP’s auditing procedures and fees, and the possible effects of professional services upon the independence of Deloitte & Touche LLP.

The Audit Committee works closely with the Board, our executive management team and our independent registered public accounting firm to assist the Board in overseeing our accounting and financial reporting processes and financial statement audits. In furtherance of these responsibilities, the Audit Committee assists the Board in its oversight of:

•	the integrity of our financial statements and internal controls;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the planning for and performance of our internal audit function; and

•	risk management (including risk management relating to cybersecurity).

In addition, the Audit Committee’s responsibilities include reviewing and overseeing any transactions between us and any related person as defined by the SEC’s rules and discussing our guidelines and policies with respect to risk assessment and risk management. The Audit Committee is also responsible for preparing the Audit Committee’s report that the SEC’s rules require to be included in our annual proxy statement, and performing such other tasks that are consistent with the Audit Committee’s charter. The Audit Committee’s report appears under the heading “Report of the Audit Committee.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee evaluates, interviews and nominates candidates for election to the Board and is responsible for oversight of our corporate governance practices.

When identifying director nominees, the Nominating and Corporate Governance Committee solicits suggestions from incumbent directors, management and stockholders. In identifying and evaluating nominees, the Nominating and

GRAHAM CORPORATION 2022 PROXY STATEMENT	11

Corporate Governance • Committees and Meetings of the Board; Meeting Attendance

Corporate Governance Committee seeks candidates possessing the highest standards of personal and professional ethics and integrity; practical wisdom, independent thinking, maturity and the ability to exercise sound business judgment; skills, experience and demonstrated abilities that help meet the current needs of the Board; and a firm commitment to the interests of our stockholders. Although the Nominating and Corporate Governance Committee does not maintain a specific written diversity policy, it recognizes the value of diversity and seeks diverse candidates when possible and appropriate and considers diversity in its review of candidates. The Nominating and Corporate Governance Committee believes that diversity includes not only gender and ethnicity, but the various perspectives that come from having differing geographic and cultural backgrounds, viewpoints and life experiences.

In addition, the Nominating and Corporate Governance Committee takes into consideration such other factors as it deems appropriate. These factors may include knowledge of our industry and markets, experience with businesses and other organizations of comparable size, the interplay of the nominee’s experience with the experience of other members of the Board, and the extent to which the candidate would be a desirable addition to the Board and any of its committees. The Nominating and Corporate Governance Committee may consider, among other factors, experience or expertise in our industry, global business, science and technology, competitive positioning, corporate governance, risk management, finance or economics, and public affairs.

Stockholders entitled to vote in the election of directors at any annual meeting may recommend candidates for consideration by the Nominating and Corporate Governance Committee as potential nominees by submitting written recommendations to the attention of our Corporate Secretary at the following address: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. Stockholder recommendations must contain: (i) each candidate’s name, age, business and residence addresses; (ii) the candidate’s principal occupation or employment; (iii) each candidate’s written consent to serve as a director, if elected; (iv) whether each candidate would be an independent director if elected, and the basis therefore, under the NYSE listing standards; (v) a description of the candidate’s qualifications to be a director; and (vi) such other information regarding each candidate as would be required to be included in the proxy statement pursuant to the SEC’s rules. Any stockholder submitting a recommendation must provide his or her own name and address as they appear on our books and records, as well as the class and number of our shares owned of record and the dates he or she acquired such shares. In addition, any stockholder submitting a recommendation must provide (i) a description of all arrangements or understandings between the stockholder and each candidate and any other person pursuant to which the nominations were made; (ii) the identification of any person retained by the stockholder or by any candidate, or any person acting on his or her behalf to make solicitations for the purpose of electing such candidate and a brief description of the terms of such arrangement; (iii) a description of any arrangement, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the Company’s share price, or increase or decrease the voting power of the stockholder or beneficial owner with respect to the Company’s shares, and the stockholder’s agreement to notify the Company in writing within five business days after the record date for such meeting of any such arrangement in effect as of the record date for the meeting; and (iv) any such information regarding the stockholder as would be required to be included in a proxy statement or provided to the Company pursuant to the SEC’s rules. The Nominating and Corporate Governance Committee will evaluate director candidates proposed by stockholders using the same criteria, and in the same manner, as described above for other potential nominees.

Compensation Committee

The Compensation Committee annually reviews and approves the goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance and either as a committee or with the other independent directors of the Board, determines and approves the Chief Executive Officer’s compensation levels.

The Compensation Committee also annually reviews and approves salaries, incentive cash awards and other forms of compensation paid to our other executive officers, approves recipients of equity-based awards and establishes the number of shares and other terms applicable to such awards. The Compensation Committee also construes the provisions of and generally administers the 2020 Graham Corporation Equity Incentive Plan (the “Equity Incentive Plan”), and any successor plan thereto. The Compensation Committee operates pursuant to its charter and may delegate its authority or responsibility to one or more subcommittees.

The Compensation Committee also reviews and makes recommendations regarding the compensation paid to the Board. More information about the compensation of our directors is set forth under the heading “Director Compensation.” The Compensation Committee annually conducts a performance evaluation of its operation and function and recommends any proposed changes to the Board for approval.

12	GRAHAM CORPORATION 2022 PROXY STATEMENT

Corporate Governance • Committees and Meetings of the Board; Meeting Attendance

In addition, the Compensation Committee is responsible for reviewing and discussing with management the Compensation Discussion and Analysis that is included in our annual proxy statement and performing such other tasks that are consistent with its charter.

The Compensation Committee recognizes the importance of using an independent consultant that provides services solely to the Compensation Committee and not to management. The Compensation Committee engaged an independent compensation consultant in fiscal year 2022. For more information on the role of the Compensation Committee in determining executive compensation, including its use of an independent consultant, see “Compensation Discussion and Analysis” under the heading “Executive Compensation.”

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to promote the effective functioning of the Board in its governance of our business and corporate operations. The Corporate Governance Guidelines are available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheadings “Governance” and “Governance Documents.”

Political Contribution Policy Statement

The Board has adopted a political contribution policy statement, which outlines the Company’s policies, procedures and philosophy regarding its political contributions and activities. It is the Company’s policy not to make independent political expenditures in support of the election or defeat of particular candidates and not to maintain a political action committee. This policy is available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheadings “Governance” and “Governance Documents.”

Board Policy on Stockholder Rights Plans

We do not have a “poison pill” or stockholder rights plan. If we were to adopt a stockholder rights plan, the Board would seek prior stockholder approval of the plan unless, due to timing constraints or other reasons, a majority of independent directors of the Board determines that it would be in the best interests of stockholders to adopt a plan before obtaining stockholder approval. If a stockholder rights plan is adopted without prior stockholder approval, the Board will submit the plan for approval by stockholders prior to the first anniversary of the effective date of the plan or the plan will otherwise terminate.

The Board’s Role in Risk Oversight

The Board oversees our risk profile and management’s processes for managing risk, primarily through the Board’s committees. Our Audit Committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes. Additionally, our Audit Committee monitors and directs the formal risk management projects implemented by management. Our Nominating and Corporate Governance Committee focuses on the management of risks associated with board organization, membership and structure, corporate governance, and the recruitment and retention of talented Board members. Our Compensation Committee focuses on the management of risks that could arise from our compensation policies and programs and, in particular, our executive compensation programs and policies.

As part of its risk oversight responsibilities, the Board and its committees review the policies and processes that senior management uses to manage our risk exposure. In doing so, the Board and its committees review our overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory, strategic and information technology risks (including with respect to cybersecurity).

Communications from Stockholders and other Interested Parties

Stockholders and other interested parties who wish to contact the Board or an individual director, including the independent Chair of the Board or independent directors as a group, should send their communications to the attention of the Corporate Secretary, Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. The Corporate Secretary will forward all such communications as directed unless the communication is inappropriate.

GRAHAM CORPORATION 2022 PROXY STATEMENT	13

Environmental and Social Matters • Commitment to Sustainability

Environmental and Social Matters

Commitment to Sustainability

Oversight

Graham Corporation is committed to embedding sustainability throughout our business. We believe that all our stakeholders must be considered in our everyday actions. In 2021, we enhanced our environmental, social and governance (“ESG”) strategy to align with the broader transformation of our business. Our executive management team recognized the importance of embedding environmental and social priorities within our business operations and approved an enhanced and modernized ESG strategy intended to drive additional progress on initiatives that promote sustainability and increase transparency. Notably, to help ensure our accountability and progress, the Board has appointed Mr. Thoren, Graham’s Chief Executive Officer, as the lead officer with responsibility for overseeing and advancing the Company’ efforts with respect to ESG initiatives. In such capacity, Mr. Thoren reviews our ESG efforts with the Board and the various Board committees as appropriate.

This year, we also established an ESG working group, which is responsible for leading our ESG strategy and monitoring our corporate social responsibility and environmental sustainability initiatives. This group includes cross-functional subject matter experts from across the business. Against this backdrop, we have, with the assistance of outside ESG expertise, performed an assessment of key indicators and engaged with our internal and external stakeholders on ESG topics to help further inform our future direction and tenets. This ESG working group oversees Graham’s sustainability strategy and subsequent disclosures, including the production of our recently released 2022 Sustainability Accounting Standards Board (SASB) Factsheet available on our website www.grahamcorp.com. The four tenets of our ESG strategy are shown below:

Environment

We believe that a focus on environmental stewardship is fundamental and integral to the work we do every day to serve our customers, create value for our stockholders, and benefit our global community. We have taken steps at both our business units in Batavia, New York and Arvada, Colorado to improve energy efficiencies and air quality that are intended to lessen our impact on the environment. Notably:

•	Encouraged environmentally friendly work practices by supporting recycling, reuse, and by continuing to install energy efficient equipment;

•	Increased the use of e-records and e-signing technology resulting in paper waste and carbon emissions reduction;

•	Engaged with energy professionals to conduct regular inspections and provide utility and financial savings information to relevant decision makers;

•	Maintained a concerted effort to reduce our reliance on energy, which in turn mitigates the strain we place on the power grid; and

•	Protecting biodiversity at our sites and in surrounding habitats.

Furthermore, in addition to serving mature fossil-based end markets, we are well established in and support the development of emerging and transformative products for alternate and renewable energy sources. Graham Batavia, NY maintains compliance with multiple quality programs including The American Society of Mechanical Engineers (ASME) and the National Board of Boiler & Pressure Vessel Inspectors while maintaining ISO 9001 certification. Barber-Nichols is certified to AS9100 and ISO 9001.

14	GRAHAM CORPORATION 2022 PROXY STATEMENT

Environmental and Social Matters • Commitment to Sustainability

We have over 490 employees across our facilities, including our new 43,000 square foot, state-of-the-art manufacturing plant that is part of the 96,000 square foot facility in Arvada, Colorado, where our commitment to reducing the waste we generate and utilizing our expertise to produce high quality and sustainable products. Each of our facilities are diligent in controlling hazardous waste and ensuring wastewater and storm sewer discharges are monitored to support greater access to clean water. Additionally, a key aspect of our ESG strategy is climate change. We help minimize our environmental footprint with Adopt A Street activities, factory recycling programs, electric car charging stations, and energy saving initiatives like LED lighting, motion sensors for lighting, smart compressors to manage energy loads and installing programmable thermostats in our facilities.

Our People

At Graham, we believe our most important asset is our people. We are committed to fostering and embracing a Graham community in which employees share a mutual understanding and respect for each other. Our pledge to diversity and equality encompasses our commitment to create a work environment which embraces inclusion regardless of race, color, religion, gender, sexual orientation, gender identity, national origin, age, genetic information, marital status, amnesty, pregnancy, childbirth, disability, veteran status, or medical conditions. We continually strive to use our knowledge, talents, and resources to improve the quality of life of our workforce.

Diversity, Equality & Inclusion (“DEI”) is very important to us at Graham. Our commitment starts with our goal of attracting, retaining, and developing a workforce that is diverse in background, knowledge, skill, and experience.    As of March 31, 2022, women represented approximately 19% and self-identified racial and ethnic minorities represented approximately 5% of our workforce. We strive to mirror our local communities through recruitment in our high schools and community colleges.

Our management recognizes that a diverse workforce and a culture of equity and inclusion helps us compete more effectively, sustain success, and build long-term shareholder value. We encourage every one of our team members to form deeper relationships with those around them based on mutual respect, dignity, and understanding. Furthermore, to encourage productive conversations within our organization, we have implemented employee surveys. Graham has robust non-discrimination and anti-harassment policies as outlined in our employee handbook, as well as a formal Code of Business Conduct and Ethics.

We believe that employee development is vital to our continued success, and we support the development of our employees through programs such as our internal weld school training, our partnerships for external weld training, our tuition assistance program, and management training classes. Our management is continuously focused on developing an inclusive and respectful work environment where our employees are highly engaged and motivated.

We are dedicated to ensuring the health and safety of our team members by supporting the whole person. Our dedicated global health and safety function is executed through our business unit safety committees to ensure that employees are trained on best practices to create a safe and healthy workplace for all. Arvada has met the requirements to be certified as a Safety and Health Achievement Recognition Program (SHARP) by OSHA. To ensure the health and wellbeing of our employees, we aim to provide a robust health and wellness package. Some of the various benefits we offer include:

•	Competitive medical, dental and vision benefits.

•	Flexible spending and health savings accounts for both healthcare and dependent care.

•	Short- and long-term disability insurance.

•	Paid maternity and parental leave.

•	401(k) retirement savings program, including company matching contributions.

•	Employee Assistance Program providing free counseling services.

•	Wellness incentives, including a wellness consultant.

Since the start of the COVID-19 pandemic in 2020 and throughout 2021, the health, safety, and wellness of Graham’s employees and their families have been our highest priority. We ask our employees and visitors to stay home if ill and we maintain visitor logs to enable contact tracing if necessary. Our leadership continues to monitor the health and safety of our employees in accordance with the U.S. Centers for Disease Control and Prevention (CDC) and World Health Organization (WHO) guidelines.

GRAHAM CORPORATION 2022 PROXY STATEMENT	15

Environmental and Social Matters • Commitment to Sustainability

Our Communities

We believe that investing in local communities to create positive social and economic outcomes is at the heart of generating social impact. We believe that to be successful we need to push ourselves to do our best, for our customers, for our stockholders, for the Company, for ourselves, for those around us, and for the world that we all share. We are committed to supporting the communities in which we do business by leveraging the power of our Company through donations, scholarships, education and participation with certain charitable organizations. We strive to use our capabilities, reach and resources to make a lasting difference in the world. Notably:

•	We are proud to be a partner with the Leukemia and Lymphoma Society Team in Training, and we support the American Cancer Society, Habitat for Humanity along with a long list of other charities.

•

We participated in the GLOW Corporate Cup. The goal of this event is for local businesses to form racing teams, compete in a fun atmosphere, and crown a winner of the Corporate Cup. With the proceeds raised from this event, the YMCA is able to fulfill its mission of youth development, healthy living and social responsibility in the GLOW region.

•	We participated in the United Way Day of Giving, the largest community-wide volunteer event across our region serving Genesee, Livingston, Monroe, Ontario, Wayne, and Wyoming counties.

•

We partner with nonprofit and for-profit organizations to enable low cost trades and university education through endowed scholarships, and implement elementary school STEM programs, where 30+ volunteers created STEM kits to support educational endeavors; and

•	We spearheaded Women in Manufacturing events to further bolster industry participation.

We believe it is our responsibility to respect human rights in our operations, including, among other things, by opposing human trafficking and the exploitation of children. Accordingly, we have adopted a Human Rights Policy Statement to emphasize our strong commitment to human rights. As another part of being a good corporate citizen, we adopted a Conflict Minerals Policy that is intended to support our commitment to sourcing components and materials from companies that share our values around human rights and ethics. Both policies are available on our website: www.grahamcorp.com.

Corporate Governance

Graham is committed to achieving excellence in our corporate governance practices. We emphasize a culture of accountability and conduct our business in a manner that is fair, ethical, and responsible to earn the trust of our stakeholders. The Company has corporate governance and sustainability policies and structures in place to foster accountability and transparency. These policies reflect our underlying commitment to maintain the highest standards of ethics and integrity and to operate our business in compliance with all applicable anti-corruption, anti-bribery, and anti-trust laws and regulations.

The Board of Directors is comprised of a majority of independent directors as defined by the NYSE listing standards and the Board’s Corporate Governance Guidelines. All of the Board committees are comprised entirely of independent directors. The Board also believes that director refreshment is an important component of good corporate governance, and therefore, in March of 2022, nominated two new directors.

Graham recognizes that effectively managing enterprise risks is critically important to the long-term success of our business. Management is responsible for our company’s day-to-day risk management activities. Our company relies on a comprehensive risk management process to aggregate, monitor, measure, and manage risks. While we exercise oversight, we do not have full control over our supply chain nor the suppliers we do business with; however, we continually seek to partner with suppliers that share common values and a shared commitment to our ESG objectives.

As a global leader in the design and manufacture of critical electronics-enhanced turbomachines and turbomachine-based subsystems as well as vacuum and heat exchangers technologies, Graham is a trusted partner that meets the industry’s high bar for data resiliency and security. We leverage the latest encryption configurations and technologies on our systems, devices, and third-party connections and further vet third-party vendors’ encryption, as required, through our vendor management process.

We routinely engage with our stakeholders to better understand their views on ESG matters, carefully considering the feedback we receive and acting when appropriate. For more information, please visit our website: https://grahamcorp.com.

16	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Officers

Executive Officers

As of June 8, 2022, we were served by the following executive officers and Section 16 officers, each of whom was appointed by the Board:

Daniel J. Thoren, age 58, has served as our Chief Executive Officer since September 2021 and became our President and Chief Operating Officer in June 2021. Further information about Mr. Thoren is set forth under “Proposal One: Election of Directors.”

Christopher J. Thome, age 51, became our Vice President—Finance and Chief Financial Officer in April 2022. Prior to joining the Company, Mr. Thome served as Corporate Controller and Treasurer of Allied Motion Technologies Inc., a producer of precision and specialty motion control components and systems, since February 2020 and held progressively advancing roles at Integer Holdings Corporation, a provider of advanced medical device outsourcing, from July 2006 to February 2020, including Senior Director—Treasurer and Senior Director—Financial Reporting, Treasury Operations and Shared Services. Mr. Thome is a certified public accountant.

Matthew Malone, age 35, became our Vice President—Barber-Nichols in June 2021. Prior to joining the Company, Mr. Malone served as the President and Chief Executive Officer of Barber-Nichols in May 2021, having previously served as Barber-Nichols Vice President of Operations from May 2020 to May 2021, Project Management Office Manager from November 2017 to May 2020, and Project Engineer from July 2015 to November 2017.

Alan E. Smith, age 55, became our Vice President and General Manager—Batavia in July 2015. Mr. Smith served as our Vice President of Operations from July 2007 until July 2015. Previously, from 2005 until July 2007, Mr. Smith served as Director of Operations for Lydall, Inc., a designer and manufacturer of specialty engineering products. Prior to that, he had been employed by us for fourteen years, progressing from Project Engineer to Engineering Manager.

Jennifer R. Condame, age 57, became our Chief Accounting Officer in July 2008. She also serves as our Corporate Controller, a position she has held since 1994. From 1992 to 1994, she was our Manager of Accounting and Financial Reporting. Prior to joining us in 1992, Ms. Condame was employed as an Audit Manager by Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP.

GRAHAM CORPORATION 2022 PROXY STATEMENT	17

Executive Compensation • Compensation Discussion and Analysis

Executive Compensation

As a smaller reporting company under the Exchange Act we are not required to provide certain disclosures pursuant to Item 402 of Regulation S-K, however, we have elected to provide such executive compensation information in accordance with certain scaled disclosure requirements allowed of smaller reporting companies to provide transparency with respect to the compensation of our named executive officers.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides information about the compensation programs for certain of our executive officers named in the Fiscal Year 2022 Summary Compensation Table. These named executive officers are:

•	Daniel J. Thoren, our Chief Executive Officer;

•	Matthew Malone, our Vice President and General Manager - Barber-Nichols;

•	James R. Lines, our former Chief Executive Officer; and

•	Jeffrey F. Glajch, our former Vice President - Finance & Administration, Chief Financial Officer and Corporate Secretary.

Mr. Lines retired from the Company effective as of August 31, 2021 and is included as a named executive officer because he served as our Chief Executive Officer during fiscal year 2022. Mr. Glajch retired from the Company effective April 15, 2022 and is included as a named executive officer because he was among the two most highly compensated executive officers (other than the Chief Executive Officer) on the last day of fiscal year 2022.

This CD&A includes the philosophy and objectives of the Compensation Committee of our Board, descriptions of each of the elements of our executive compensation programs, and the basis for the compensation decisions we made during fiscal year 2022.

Executive Summary

Fiscal Year 2022 Results

The Compensation Committee’s philosophy focuses on aligning the interests of our named executive officers with those of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. Our executive compensation programs are designed to provide a strong link between the amounts earned by our named executive officers and Company and individual performance.

During fiscal year 2022, our named executive officers continued to implement our strategic plan to diversify, increase productivity, improve processes, and grow our market share and profits in our existing businesses.

Early in fiscal year 2022, we acquired Barber-Nichols which has changed the composition of the Company’s end market mix as we substantially increased sales to the defense industry and added sales to the space industry. While Barber-Nichols outperformed expectations in fiscal year 2022, Graham manufacturing faced challenges during the same period which resulted in added costs. Highlights of our financial results for fiscal year 2022 are as follows:

•

Net sales for fiscal year 2022 were $122.8 million, up 26% compared with $97.5 million in the fiscal year ended March 31, 2021 (“fiscal year 2021”). Barber-Nichols contributed $47.9 million of sales for fiscal year 2022, which more than offset the $22.5 million decline in our legacy business. Barber-Nichols has outperformed our expectations during the first ten months of ownership.

•

Net loss for fiscal year 2022 was $8.8 million, or $0.83 per diluted share, compared to net income for fiscal year 2021 of $2.4 million, or $0.24 per diluted share. The net losses incurred in fiscal year 2022 were primarily due to our strategic decision to take on additional costs in order to meet our customers’ delivery schedules. We estimate that these strategic decisions, as well as material cost increases for first article projects impacted our results by over $10.0 million. The losses at our Batavia, NY facility were partly offset by income from Barber-Nichols and higher refinery and chemical aftermarket sales.

•	At March 31, 2022, we had $0 outstanding on our line of credit. We believe this along with our cash balances provide us adequate financial flexibility to meet our obligations.

18	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

Our “Pay for Performance” Philosophy

Our executive compensation programs contain key components and features that reinforce our “pay for performance” philosophy. For example:

•

A significant portion of our named executive officers’ compensation is “at-risk,” and depends on either meeting performance-based criteria or continuing in service to the Company. Both our short-term and long-term incentive compensation programs use goals that tie to our performance in key financial metrics. During fiscal year 2022, we paid 50% of our long-term incentive compensation in shares of performance-vested restricted stock. The shares of performance-vested restricted stock cliff vest on the third anniversary of the date of grant only upon the achievement of predetermined performance metrics. Our named executive officers received the other 50% of long-term incentive compensation in restricted stock that time vests in equal installments of 33 1/3% on each anniversary of the date of grant, subject to the executive officer’s continued service at each such date.

•

We require all of our named executive officers currently employed by us to hold substantial amounts of our stock. We believe that our robust stock ownership guidelines drive an ownership culture and enhance the connection between our management and our stockholders.

•	We do not reimburse or “gross-up” our named executive officers for any of the taxes associated with any of the compensation and benefits we provide to them.

•

We maintain “double-triggered” provisions in our agreements with our named executive officers under which payment is triggered only by certain terminations of employment subsequent to a change in control of our Company.

•	The Compensation Committee incorporates tally sheets as an analytical tool as part of its annual executive compensation review to help ensure that compensation is consistent with performance goals.

•	We provide limited perquisites and personal benefits beyond those provided to all other employees.

•	Our policies strictly prohibit our executive officers and directors from engaging in any hedging, pledging, or other monetization transactions involving our securities.

Principles and Objectives

In establishing executive compensation, the guiding principles and objectives of the Compensation Committee are as follows:

•

to provide market competitive compensation that includes an appropriate balance of fixed and incentive elements which allows us to both attract and retain executive personnel best suited by training, ability, and other relevant criteria for our management requirements;

•	to align our incentive compensation programs with superior business performance in order to maximize stockholder value; and

•	to avoid compensation incentives that create undue financial or business risk for our Company.

The Compensation Committee reviews the market median and also considers measures of Company and industry performance when determining named executive officer compensation, including revenue, net income, earnings per share, EBITDA margin, total market value, average working capital, performance relative to the market, and total stockholder return. As described further below under the heading “Use of Peer Group Compensation Data and Tally Sheets,” from time to time, the Compensation Committee reviews data on the executive compensation programs of other comparably-sized companies both within our industry and in our geographic region as part of the process of establishing and maintaining our executive compensation programs.

We designed our executive compensation programs to reward our named executive officers for Company and individual performance that maximizes stockholder value. We describe the Company and individual performance measures that the Compensation Committee takes into account in determining cash and equity-based incentive awards for our named executive officers below under the headings “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation,” respectively.

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Executive Compensation • Compensation Discussion and Analysis

How we Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee designs and implements compensation programs that further the intent and purpose of our fundamental compensation philosophy, principles, and objectives. The Compensation Committee is responsible for setting appropriate compensation levels for our named executive officers, and determines base salary, as well as cash and equity-based incentive awards for each of our named executive officers. We provide additional information about the Compensation Committee under the heading “Corporate Governance.”

Role of Named Executive Officers in Compensation Decisions

Within the framework of the executive compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, our Chief Executive Officer annually reviews the performance of our other named executive officers and presents such performance information to the Compensation Committee. In addition, our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the salary, cash incentive and equity-based incentive compensation paid to our other named executive officers. The Compensation Committee considers such performance information in determining each element of compensation for the other named executive officers. The Compensation Committee uses its discretion to determine whether to accept, reject or modify any adjustments to awards that may be recommended by our Chief Executive Officer. The Compensation Committee annually reviews the performance of our Chief Executive Officer. Our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

On an annual basis, our Chief Executive Officer also approves and recommends to the Compensation Committee the individual objectives for our other named executive officers under the Stock Bonus Plan and Cash Bonus Program. The Chair of our Compensation Committee, in consultation with the Chair of the Board, approves individual objectives for our Chief Executive Officer.

Use of Outside Consultants by the Compensation Committee

The Compensation Committee believes that it benefits from external advice and assistance to help meet its objectives and fulfill its responsibilities. The Compensation Committee periodically engages outside consultants to educate and inform Committee members with regard to compensation matters, including the advantages and disadvantages of existing and proposed compensation programs, and keeps the Compensation Committee abreast of current and emerging compensation trends both within our industry and for companies of similar size and stature. These consultants also may advise the Compensation Committee with respect to various compensation alternatives, provide the Compensation Committee with relevant market compensation data and assist the Compensation Committee in analyzing such data when making compensation decisions.

The Compensation Committee typically engages a compensation consultant every few years. During fiscal year 2022, the Compensation Committee engaged Frederic W. Cook & Co., Inc. to assist the Compensation Committee with respect to the compensation paid to the Company’s senior executive officers.

Use of Peer Group Compensation Data and Tally Sheets

Peer Group Compensation Data. When making compensation decisions, the Compensation Committee may consider executive compensation programs and individual elements of compensation paid to other named executive officers at a group of comparably-sized companies both within our industry and in our geographic region or which we otherwise consider to be our peers. When selecting our peer group shown below, the Compensation Committee considered the companies’ revenue, market capitalization, number of employees, and industry classification.

Air Industries Group	DMC Global, Inc.	Park Aerospace Corp.
Allied Motion Technologies Inc.	Energy Recovery, Inc.	Perma-Pipe International Holdings, Inc.
Astronics Corporation	Gulf Island Fabrication, Inc.	SIFCO Industries, Inc.
Capstone Green Energy Corporation	Hurco Companies, Inc.	The Eastern Company
CECO Environmental Corp.	Natural Gas Services Group, Inc.	The Gorman-Rupp Company
CPI Aerostructures, Inc.	Orbital Energy Group, Inc.	Thermon Group Holdings, Inc.

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Executive Compensation • Compensation Discussion and Analysis

The Compensation Committee may use peer group compensation data to provide an informational perspective on our compensation practices, levels of base salary, and the design of annual cash and long-term equity incentive compensation programs and the overall competitiveness of our compensation program.

Tally Sheets. The Compensation Committee analyzes tally sheets prepared for each named executive officer as part of its responsibilities for our executive compensation programs. Tally sheets present the dollar amount of each component of compensation for each named executive officer. The purpose of tally sheets is to bring together, in summary form, all of the elements of total direct compensation for our named executive officers so that the Compensation Committee may analyze both the individual elements of compensation (including the weighting of each element as compared to each other element) and the aggregate amount of total direct compensation. During fiscal year 2022, the Compensation Committee regularly used tally sheets to assist in its review of the compensation of our named executive officers. No compensation changes were made with respect to fiscal year 2022 compensation based on those reviews.

Executive Compensation Components

As discussed in greater detail below, our compensation philosophy focuses on aligning the total direct compensation of our named executive officers with the interests of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. We use the term “total direct compensation” to refer to the sum of base salary, annual incentive compensation, and long-term incentive compensation.

Total Direct Compensation	=	Base Salary	+	Annual Incentive Compensation	+	Long-Term Incentive Compensation

The components of total direct compensation granted during fiscal year 2022 were:

Compensation Element	Form of Compensation	Purpose	Performance Criteria

Base Salary	Cash	Provide compensation that is not “at-risk” to compensate our named executive officers for services rendered during the fiscal year	Not performance based

Annual Incentive Compensation	Cash	Motivate our named executive officers to attain vital short-term Company and individual objectives	Net income, bookings, and individual officer goals linked to achievement of Company strategic objectives

Long-term Incentive Compensation	Performance-Vested Restricted Stock	Incent our named executive officers to focus on Company growth, align their compensation with our business strategy, and create value for our stockholders	Our achievement over a three year period of Total Stockholder Return compared to the Russell 2000 Capital Goods and Energy Composite Rankings (using a 20-day price average at the start and end of the three-year period commencing April 1, 2021 and ending March 31, 2024)

	Time-Vested Restricted Stock	Encourage retention of our named executive officers over a three-year period	Not performance based

The Compensation Committee seeks to align our annual and long-term compensation elements to our strategic plan. We strive to strike a balance between establishing incentives that motivate our named executive officers to achieve meaningful results, while ensuring that we sufficiently recognize our named executive officers for achieving results that

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Executive Compensation • Compensation Discussion and Analysis

are within their control. The Compensation Committee believes that the diversity of the selected forms of compensation and the applicable performance metrics help to manage the pay for performance challenges presented by the cyclicality of our business while creating the proper focus among our named executive officers to facilitate our growth.

We establish each element comprising target total direct compensation for the named executive officers annually. We do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation, as the allocation of these items is primarily driven by market compensation information and Company performance and goals.

We generally do not consider gains realized from prior compensation, such as stock option exercises and restricted stock vesting, in setting other elements of compensation. We believe that reducing or limiting restricted stock awards because of prior gains realized by a named executive officer would unfairly penalize the officer for outstanding past performance and reduce the motivation for continued outstanding achievement. Similarly, our severance and change-in-control arrangements, which we discuss in detail under the heading “Potential Payments upon Termination or Change in Control,” do not affect our decisions regarding other elements of compensation. Those arrangements serve specific purposes that are unrelated to the determination of a named executive officer’s compensation for a specific year.

In support of our “pay for performance” philosophy, our executive compensation is heavily weighted toward incentive (variable) compensation, and the proportion of variable, or “at risk,” compensation increases as the level of responsibility increases. As shown below, in fiscal year 2022, we provided 69% of our Chief Executive Officer’s target compensation through annual and long-term incentive compensation, and, on average, we provided 53% of our other named executive officers’ target compensation through annual and long-term incentive compensation.

Beginning in fiscal year 2023, we have changed our form of long-term compensation awards. Our Compensation Committee will grant awards consisting of time-based restricted stock units and performance-based restricted stock units instead of our traditional awards of time-vested and performance-vested restricted stock. We believe the use of such restricted stock units will continue to support our long-term compensation philosophy as well as emphasize performance and alignment of executives’ interests with our stockholders. The Compensation Committee will continue to review our executive compensation programs, as well as consider the outcome of the “say-on-pay” votes when making future compensation decisions for the named executive officers.

Fiscal Year 2022 Total Target Compensation*

*

The fair market value of time-vested restricted stock is based upon the closing price at the date of grant and the fair market value of market-based performance restricted stock is based upon a Monte Carlo valuation model. Information is presented as of March 31, 2022.

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Executive Compensation • Compensation Discussion and Analysis

We also provide compensation and benefits to our named executive officers through the following programs:

Compensation Element	Form of Compensation	Purpose

Health and welfare plans	Eligibility to receive health and other welfare benefits paid for by the Company, including life insurance, short-term and long-term disability insurance, and a comprehensive medical and dental plan	Provide a competitive employee benefits program

Retirement benefits	Named executive officers hired prior to January 1, 2003 (Mr. Lines) participate in a qualified defined benefit pension plan, a qualified defined contribution plan, and a non-qualified supplemental retirement plan. Named executive officers hired on or after January 1, 2003 (Messrs. Thoren, Malone and Glajch) participate only in the qualified defined contribution plan and receive an additional Company contribution under such plan in lieu of their participation in the defined benefit pension plan	Provide an incentive for long-term retention of our named executive officers

Limited perquisites and other personal benefits	A $5,000 allowance for our Chief Executive Officer ($2,500 for our other named executive officers) to purchase term life insurance and an additional amount necessary to purchase a personal umbrella insurance policy	Provide a competitive compensation package, facilitate strong, focused performance and better enable us to attract and retain superior employees for key positions

Stockholder Advisory Vote on Executive Compensation

At our 2021 annual meeting of stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2021 proxy statement, referred to as a “say-on-pay” vote.

At our 2017 annual meeting of stockholders, our stockholders expressed a preference that the “say-on-pay” vote take place on the annual basis recommended by our Board. This preference was subsequently adopted by our Board, and so we are providing our stockholders with a “say-on-pay” vote this year.

The Compensation Committee evaluated the positive results of the 2021 “say-on-pay” vote as well as the other factors discussed in this CD&A. Each of these factors informed the Compensation Committee’s decisions regarding our executive compensation programs.

Annual Base Salaries

The Compensation Committee reviews base salaries for each of our named executive officers at least annually. In general, the Compensation Committee sets base salaries based on factors including Company and individual performance, job responsibilities, internal pay equity, and base salary levels of similar positions in our peer group.

The annual base salary rate for Mr. Thoren is $400,000. Effective as of April 1, 2022, Mr. Malone’s annual base salary rate is $300,000 following the Compensation Committee’s approval of an increase from his prior annual rate of $250,000. Until their retirements from the Company, Messrs. Lines and Glajch had an annual base salary rate of $500,000 and $334,750, respectively. For additional information about the annual base salary rates of our named executive officers, see “Fiscal Year 2022 Summary Compensation Table” below.

Annual Cash Incentive Compensation

Our Annual Executive Cash Bonus Program, which we refer to as the Cash Bonus Program, is designed to compensate our named executive officers for above-average performance through an annual cash incentive award related both to Company and individual performance. We instituted the Cash Bonus Program to effectively align short-term individual performance with Company performance.

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Executive Compensation • Compensation Discussion and Analysis

The Compensation Committee designed the Cash Bonus Program to provide a clear link between the named executive officers’ goals and our performance and business objectives. In fiscal year 2022, the Compensation Committee used a combination of net income, bookings, and personal objectives as the performance metrics to evaluate our named executive officers’ performance under the Cash Bonus Program. The net income performance metric is based on 2022 fiscal year-end results. Bookings represent new orders received from customers requesting us to supply products and services and entered into backlog during fiscal year 2022, reduced by any backlog cancellations. The Compensation Committee selected net income and bookings achieved as the quantitative measures of short-term performance because it believes that these metrics impact our annual profitability and growth.

For fiscal year 2022, the Compensation Committee established personal goals for our named executive officers, which included the following:

•

Mr. Thoren - develop and implement the Company’s long-term strategy, lead stabilization, improvement and expansion of the organization following the Barber-Nichols acquisition and management transition.

•	Mr. Malone - strengthen and broaden capabilities of management team in alignment with strategic segment growth.

•	Mr. Lines - expand revenue, strengthen sustained earnings, reduce earnings volatility, and improve return on invested capital.

•	Mr. Glajch - develop corporate roles and responsibilities, develop process improvements, refine strategies for growth.

The Compensation Committee assigned the weightings applicable to the three metrics to align our named executive officers’ goals with our current business objectives as follows:

Metric	Weighting

Net income(1)	40%

Bookings(2)	40%

Personal goals	20%

(1)	For Messrs. Thoren, Lines and Glajch net income included consolidated net income and for Mr. Malone net income included consolidated net income (10%) and divisional income (30%).

(2)	For Messrs. Thoren, Lines and Glajch bookings included consolidated bookings and for Mr. Malone bookings included consolidated bookings (10%) and divisional bookings (30%).

The Compensation Committee typically establishes the goals for the Cash Bonus Program during our annual budgeting process following the commencement of the fiscal year. The Compensation Committee typically approves such goals during our first quarter, subject to the ratification of the Board. The Chair of our Compensation Committee, in consultation with the Chair of the Board, approves personal goals for our Chief Executive Officer. Our Chief Executive Officer develops the personal goals for our other named executive officers in alignment with our corporate strategy and recommends these goals to our Compensation Committee Chair for approval.

For fiscal year 2022, the Compensation Committee set target bonus levels at 100% attainment of both Company and individual objectives as follows: Mr. Thoren - 100% of base salary (previously 50% of base salary until he became Chief Executive Officer); Mr. Lines - 80% of base salary; Mr. Glajch - 50% of base salary; and Mr. Malone - 50% of base salary. The Compensation Committee uses a stretch maximum payout level to better incentivize and reward above target performance. Each named executive officer may receive anywhere from 0% to 200% of his target bonus level depending on the attainment of objectives, as follows:

Target Level	Net Income Payout as Percentage of Target Bonus	Bookings Payout as Percentage of Target Bonus

Threshold	50%	50%

Target	100%	100%

Maximum	200%	200%

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Executive Compensation • Compensation Discussion and Analysis

We may use linear interpolation to determine the percentage of the target bonus payable based on performance in between threshold and target or target and maximum. The Compensation Committee may consider extraordinary events that either positively or negatively affect financial performance, and may in its discretion, include or exclude the impact of these events in approving awards under the Cash Bonus Program. The Compensation Committee did not exercise this discretion during fiscal year 2022.

For fiscal year 2022, threshold, target, maximum, and actual quantitative performance metrics used under the Cash Bonus Program were as follows (millions of dollars):

Performance Measure	Threshold	Target	Maximum	Actual

Net Income (Loss)	$ 2.0	$ 3.0	$ 6.0	$ (8.8)

Bookings	$130	$160	$200	$143.9

Divisional Operating Income	$ 2.2	$ 3.2	$ 5.1	$ 4.3

Divisional Bookings	$ 50	$ 65	$ 80	$ 68

At its May 23, 2022 meeting, the Compensation Committee reviewed each named executive officer’s achievement of Company and individual objectives during fiscal year 2022 and approved the award of cash incentive compensation under the Cash Bonus Program for each named executive officer other than Mr. Lines who did not receive a bonus award. Based on our performance during fiscal year 2022, the Compensation Committee determined that Mr. Malone achieved above the target level for the net income and bookings component of the Cash Bonus Program and Messrs. Thoren and Glajch did not meet the target level of such components of the Cash Bonus Program. The Compensation Committee determined that each of our named executive officers, other than Mr. Lines, achieved the following percentages of their respective target personal goals: Mr. Thoren - 50%; Mr. Malone - 200%; and Mr. Glajch - 0%. Based on these results and achievements, the cash incentive compensation earned under the Cash Bonus Program for our named executive officers for fiscal year 2022 was as follows:

Named Executive Officer	Bonus Award	Percent of Target Bonus	Percent of Maximum Available Bonus

Daniel J. Thoren	$127,237	39%	20%

Matthew Malone	$135,521	130%	65%

James R. Lines	—	—	—

Jeffrey F. Glajch	$48,874	29%	15%

The Compensation Committee sets what it believes are challenging goals for maximum bonus awards and expects that maximum bonus awards will be made only in extraordinary circumstances.

The amount of these cash awards earned by each named executive officer in fiscal year 2022 is shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2022 Summary Compensation Table.

Under the Cash Bonus Program, special awards may be made to a named executive officer who has made an extraordinary contribution to us during the fiscal year. Such awards are generally recommended in writing by our Chief Executive Officer to the Chair of the Compensation Committee and approved by the Compensation Committee before grant. The Compensation Committee did not approve any such awards in fiscal year 2022.

Long-Term Equity Incentive Compensation

The Compensation Committee designed our Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives, which we refer to as the Stock Bonus Plan, to motivate our named executive officers to increase stockholder value by providing them with long-term stock-based awards for above-average Company performance. Our long-term incentive opportunities are intended to be competitive with the long-term incentive opportunities offered by the companies constituting our peer group. We issue awards pursuant to our Equity Incentive Plan, a comprehensive executive compensation plan that provides for the grant of stock options, restricted stock, and other stock-related awards, as well as other awards that may be settled in cash or other property. All of our named executive officers currently employed by us are eligible to participate in the Equity Incentive Plan.

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Executive Compensation • Compensation Discussion and Analysis

The Compensation Committee designed the Stock Bonus Plan to create a tight link between the named executive officers’ goals and the Company’s performance and business objectives. In fiscal year 2022, the Compensation Committee granted half of the restricted stock awards in time-vested restricted stock, and the other half in performance-vested restricted stock. The Compensation Committee chose these forms of awards in consideration of the Company’s current approach to risk and the traditional cyclicality of the Company’s business.

Time-Vested Restricted Stock. We granted time-vested restricted stock because we believe that time-vested restricted stock helps us retain our named executive officers by offering our named executive officers the opportunity to receive shares of our common stock if they continue to be employed by us on the date the time-vested restricted stock vests. The Compensation Committee determines the number of shares of time-vested restricted stock to award to our named executive officers under the Stock Bonus Plan based on a percentage of each named executive officer’s annual base salary. Unless the Compensation Committee determines otherwise, shares granted vest in installments of one-third on each anniversary of grant.

Performance-Vested Restricted Stock. We granted performance-vested restricted stock because we believe that performance-vested restricted stock helps us reward our named executive officers by conditioning the grant of restricted stock upon the satisfaction of predetermined Company objectives. Unless the Compensation Committee determines otherwise, the shares of performance-vested restricted stock cliff vest on the third anniversary of the date of grant, subject to satisfaction of the performance metrics for the applicable three-year period. The Compensation Committee typically sets the metrics applicable to the performance-vested restricted stock just prior to the start of the fiscal year and finalizes and approves such metrics and the other terms of the restricted stock grants during our first quarter.

For fiscal year 2022 grants, the performance metric applicable to the performance-vested restricted stock is our achievement over a three-year period of Total Stockholder Return compared to the Russell 2000 Capital Goods and Energy Composite Rankings (using a 20-day price average at the start and end of the three-year period commencing April 1, 2021 and ending March 31, 2024). Once the Compensation Committee determines the achievement of the performance criteria for fiscal year 2024, it will adjust the actual number of shares to which each named executive officer is entitled accordingly. Any unearned shares are forfeited back to the Company.

The Compensation Committee seeks to establish performance goals that are challenging but attainable based on our business and financial plan for the year. When establishing performance goals, the Compensation Committee reviews and discusses our business and financial plans for that year and the opportunity to generate stockholder value. The Compensation Committee establishes a range of performance goals for the year as well as individual payment thresholds, targets and maximums for each goal.

Forfeitures. If the named executive officers terminate their employment for reasons other than death or disability prior to the vesting of restricted shares, they will forfeit those shares. Both Messrs. Lines and Glajch, who retired from the Company in fiscal year 2022 and fiscal year 2023, respectively, forfeited shares subject to their time-vested restricted stock awards and their remaining performance-vested restricted stock awards granted in May 2019, June 2020 and June 2021.

Additional information regarding the restricted stock awards granted to each named executive officer in fiscal year 2022 is set forth in the Fiscal Year 2022 Summary Compensation Table, the Fiscal Year 2022 Grants of Plan-Based Awards table, and in the narrative that follows the tables.

Perquisites and Other Personal Benefits

We provide limited perquisites and benefits to attract, retain, and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

During fiscal year 2022, we paid premiums for life insurance policies for the benefit of each of our named executive officers. In addition, Messrs. Lines and Glajch, while employed by us, participated in our short-term disability program available to our Batavia-based managers and executive officers. We also make available to our named executive officers health insurance and long-term disability programs that are generally available to our salaried employees.

Our named executive officers also receive an allowance up to $2,500 for the purpose of purchasing term life insurance with a named beneficiary of each officer’s choosing as well as an additional amount necessary for our named executive

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Executive Compensation • Compensation Discussion and Analysis

officers to purchase a personal umbrella insurance policy. Our Chief Executive Officer is entitled to up to $5,000 for the purpose of purchasing term life insurance.

Retirement Benefits

We provide retirement benefits to our named executive officers to attract, retain, and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

Messrs. Thoren and Malone participate, and prior to their retirements Messrs. Lines and Glajch participated, in our Incentive Savings Plan (the “401(k) Plan”), which is a defined contribution plan that provides for both employer and employee contributions. The 401(k) Plan uses a “safe harbor” design that provides for a matching contribution of 100% of a participant’s deferrals up to 3% of compensation plus 50% of deferrals in excess of 3% but not in excess of 5% of compensation (for a maximum 4% matching contribution). Additionally, eligible employees hired after January 1, 2003, including Messrs. Thoren and Malone, and previously including Mr. Glajch, with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a contribution in an amount equal to 3.25% of eligible compensation received during such year, which contribution is paid on the first $290,000 of compensation, as adjusted for cost-of-living increases, in accordance with Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amounts allocated to participants under the 401(k) Plan fully vest after four years of employment.

Following his retirement, Mr. Lines receives pension benefits pursuant to our Retirement Income Plan, which is a defined benefit pension plan for the benefit of our domestic employees hired prior to January 1, 2003. Benefits are based on the employee’s years of service and average annual base salary for the five highest consecutive calendar years of compensation in the ten-year period preceding retirement, reduced to take into account a participant’s Social Security benefits paid for by the Company.

We also make available to our named executive officers who participate in our Retirement Income Plan our Supplemental Executive Retirement Plan, which we refer to as the Supplemental Plan. The Supplemental Plan is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the Retirement Income Plan would provide, but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by Section 415 of the Internal Revenue Code. Following his retirement, Mr. Lines receives benefits from our Supplemental Plan.

We have provided more information about our defined benefit retirement plans and the benefits payable to our named executive officers under such plans under the heading “Pension Benefits at March 31, 2022.”

Employment Agreements and Potential Payments upon Termination or Change in Control

We have or had employment agreements with each of our named executive officers. The decisions to enter into employment agreements and the terms of those agreements were based on our need to motivate and retain talent for our long-term growth. The material terms of the employment agreements with our named executive officers are described under the heading “Employment Agreements” in the Narrative to the Fiscal Year 2022 Summary Compensation Table and Fiscal Year 2022 Grants of Plan-Based Awards Table.

Pursuant to their respective employment agreements, we have agreed to provide payments to certain of our named executive officers in the event of a termination of employment as a result of normal and early retirement, involuntary termination, death, and disability. Mr. Thoren is also eligible to receive additional payments in the event of termination following a change in control. We believe these arrangements promote stability and continuity of leadership to the benefit of our named executive officers and the Company. See “Potential Payments upon Termination or Change in Control” for further information regarding these arrangements.

Stock Ownership Guidelines

In order to more closely align the interests of our named executive officers with the interests of our stockholders, the Compensation Committee has established minimum stock ownership guidelines that require our named executive

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Executive Compensation • Compensation Discussion and Analysis

officers to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames. A summary of our current stock ownership guidelines for our named executive officers is as follows:

Position	Stock Ownership Guideline

Chief Executive Officer	Common stock with a value equal to at least 4.00 times his annual base salary

Other named executive officers	Common stock with a value equal to at least 2.00 times his annual base salary

Our stock ownership guidelines also require our named executive officers to retain 50% of the net shares realized (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines, unless waived by the Chair of the Compensation Committee.

The Compensation Committee monitors the progress made by our named executive officers in achieving their stock ownership guidelines and, if circumstances warrant, may modify the guidelines and/or time frames for one or more of our named executive officers. Under the guidelines, our named executive officers are directed to be in compliance with their respective ownership objectives within five years of becoming a named executive officer (with an additional two-fiscal year grace period if the guidelines are amended to increase the ownership target). If a named executive officer does not meet his ownership guidelines, the Compensation Committee may take that fact into consideration when evaluating such executive’s overall performance. As of the end of fiscal year 2022, one named executive officer was in compliance with our stock ownership guidelines.

Certain Tax and Accounting Implications

We periodically review accounting and tax laws, rules, and regulations that may apply to our compensation programs. However, tax and accounting considerations have not significantly impacted the compensation programs that we offer to our named executive officers.

We account for stock-based employee compensation at fair value of the awards on the grant date and recognize the related cost in our statements of operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation-Stock Compensation, which we refer to as FASB ASC Topic 718, formerly SFAS No. 123(R), “Share-Based Payment,” which we adopted effective April 1, 2006 utilizing the modified prospective method. These stock-based payments include awards made under our Equity Incentive Plan.

Risk Considerations in our Compensation Programs

At least one time each year, we undertake a Company-wide analysis of our compensation programs to assess whether they create risks that are reasonably likely to have a material adverse effect on our business. In fiscal year 2022, the Compensation Committee conducted its own risk assessment for our compensation programs and plans. As part of that assessment, the Compensation Committee reviewed the intent, purposes, and practices of our compensation programs and plans. The Compensation Committee conducted this review in connection with a review of our business and growth strategies. Based on these reviews, we have concluded that our compensation programs are appropriately tailored to encourage employees to grow our business, but not incentivize them to do so in a way that is reasonably likely to have a material adverse effect on our Company.

For example, our Cash Bonus Program and our Stock Bonus Plan, which are our two primary executive compensation programs, balance each other by providing compensation that rewards short-term (Cash Bonus Program) and long-term (Stock Bonus Plan) performance. The Cash Bonus Program balances risk by considering several performance metrics and capping the maximum payout a named executive officer can receive at 200% of target bonus level (target bonus level is between 100% and 50% of base salary for each of our named executive officers). In addition, our Stock Bonus Plan provides balanced incentives through equity-based compensation awards, which include time-vested restricted stock and performance-vested restricted stock. The Compensation Committee believes that this mix of incentives, together with our executive stock ownership guidelines, encourages our named executive officers to achieve both short-term operating and long-term strategic objectives, including the long-term performance of our stock.

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Executive Compensation • Fiscal Year 2022 Summary Compensation Table

Fiscal Year 2022 Summary Compensation Table

The following table shows certain information about the compensation of our named executive officers for our two most recently completed fiscal years (one if the individual was not a named executive officer for fiscal year 2021).

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Stock Awards(2)(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)

Daniel J. Thoren	2022	324,583	—	480,420	127,237	—	18,664	950,904
CEO

Matthew Malone	2022	208,333	—	155,247	135,521	—	12,848	511,949
VP and GM - Barber - Nichols

James R. Lines	2022	208,333	—	496,813	—	4,295	355,237	1,064,678
Former CEO	2021	500,000	—	468,174	652,800	255,003	17,332	1,893,309

Jeffrey F. Glajch	2022	334,750	—	207,883	48,874	—	26,627	618,134
Former VP - Finance & Administration and CFO	2021	325,000	—	190,190	265,200	—	26,143	806,533

(1)	The amounts shown in this column include cash compensation earned and paid, and cash compensation deferred at the election of each named executive officer under our 401(k) Plan.

(2)

Restricted stock awards are granted under our Equity Incentive Plan. The dollar values of time-vested restricted stock awards shown in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The grant date fair value of the performance-vested restricted stock awards shown in this column is computed based upon the probable outcome of the performance goals as of the grant date, in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The maximum value of the performance-vested restricted stock awards, assuming the highest level of performance conditions is achieved, is as follows as of the date of grant: Mr. Thoren - $560,842; Mr. Malone - $185,503; Mr. Lines - $593,638; and Mr. Glajch - $248,398. We discuss the assumptions used to calculate grant date fair value in Note 1 (The Company and Its Accounting Policies) and Note 12 (Equity Compensation Plans) to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended March 31, 2022.

(3)	Additional information regarding the performance-vested restricted stock granted to our named executive officers in fiscal year 2022 is shown in the Fiscal Year 2022 Grants of Plan-Based Awards table.

(4)

The amounts shown in this column reflect the cash payment made to our named executive officers under the Cash Bonus Program in effect for fiscal year 2022 and fiscal year 2021 as determined by the Compensation Committee on May 23, 2022 and May 26, 2021, respectively.

(5)

The amounts shown in this column reflect the changes in the actuarial present values under our Retirement Income Plan and our Supplemental Plan. See “Pension Benefits at March 31, 2022” for more information on our Retirement Income Plan and our Supplemental Plan.

(6)	All Other Compensation consists of the following:

Named Executive Officer	Insurance ($)	401(k) Plan Matching Contributions ($)	401(k) Plan Non-elective Contributions ($)	Service Award ($)	Severance ($)	Vacation Payout ($)	Total ($)

Daniel J. Thoren	450	10,219	7,138	857	—	—	18,664

Matthew Malone	450	7,693	4,705	—	—	—	12,848

James R. Lines	228	6,600	—	—	291,667	56,742	355,237

Jeffrey F. Glajch	5,420	11,782	9,425	—	—	—	26,627

GRAHAM CORPORATION 2022 PROXY STATEMENT	29

Executive Compensation • Fiscal Year 2022 Grants of Plan-Based Awards

Fiscal Year 2022 Grants of Plan-Based Awards

The following table shows information regarding the grants of annual incentive cash compensation and restricted stock during fiscal year 2022 to our named executive officers.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Daniel J. Thoren	Performance- Vested Restricted Stock(3)	6/1/21				2,980	5,960	11,920		135,424
		9/1/21				4,468	8,936	17,872		144,998
	Time-Vested Restricted Stock(3)	6/1/21							5,960	91,248
		9/1/21							8,936	108,751
	Annual Incentive		162,292	324,583	649,166
Matthew Malone	Performance- Vested Restricted Stock	6/1/21				2,041	4,082	8,164		92,752
	Time-Vested Restricted Stock	6/1/21							4,082	62,495
	Annual Incentive		52,084	104,167	208,334
James R. Lines	Performance- Vested Restricted Stock	6/1/21				6,532	13,063	26,126		296,819
	Time-Vested Restricted Stock	6/1/21							13,063	199,995
	Annual Incentive		200,000	400,000	800,000
Jeffrey F. Glajch	Performance- Vested Restricted Stock	6/1/21				2,733	5,466	10,932		124,199
	Time-Vested Restricted Stock	6/1/21							5,466	83,684
	Annual Incentive		83,688	167,375	334,750

(1)

The amounts shown in these columns reflect the incentive cash compensation amounts that potentially could have been earned during fiscal year 2022 based upon the achievement of Company and individual performance goals under our Cash Bonus Program. The amounts of actual cash awards earned in fiscal year 2022 by our named executive officers under our Cash Bonus Program are set forth in the “Non-Equity Incentive Plan Compensation” column in the Fiscal Year 2022 Summary Compensation Table. For more information regarding annual incentive cash compensation under our Cash Bonus Program, see “Annual Cash Incentive Compensation” in the CD&A.

(2)

The dollar values of restricted stock disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the performance-vested restricted stock awards is computed based upon the probable outcome of the performance goals as of the grant date. A discussion of the assumptions used to calculate the grant date fair values is

30	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Fiscal Year 2022 Grants of Plan-Based Awards

set forth in Note 1 (The Company and Its Accounting Policies) and Note 12 (Equity Compensation Plans) to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended March 31, 2022.

(3)	Mr. Thoren received awards upon joining the Company on June 1, 2021 and in connection with his appointment as Chief Executive Officer on September 1, 2021.

Narrative to the Fiscal Year 2022 Summary Compensation Table and Fiscal Year 2022 Grants of Plan-Based Awards Table

Awards Granted in Fiscal Year 2022

The Compensation Committee determines the number of shares of restricted stock to award to our named executive officers based on a percentage of each named executive officer’s annual base salary. The Compensation Committee determined the number of shares of restricted stock to award to our named executive officers by using each such officer’s Long-Term Incentive Percentage, which we refer to as the L-T Percentage. For fiscal year 2022, the L-T Percentage in effect for each of our named executive officers was as follows: Mr. Thoren - 100%; Mr. Malone - 50%; Mr. Lines - 80%; and Mr. Glajch - 50%.

The aggregate number of shares of restricted stock (50% awarded as time-vested restricted stock, and 50% as performance-vested restricted stock) was determined by multiplying 100% of each named executive officer’s base salary then in effect by such officer’s L-T Percentage, and then dividing the product by the closing price of our common stock on the date of grant.

The closing price of our common stock on the June 1, 2021 date of grant was $15.31 without adjusting for the payment of dividends. Mr. Thoren received a grant upon joining the Company on June 1, 2021 and an additional grant in connection with his appointment as Chief Executive Officer on September 1, 2021. The closing price of our common stock on September 1, 2021 was $12.17 without adjusting for the payment of dividends. The number of shares of time-vested restricted stock and the number of shares of performance-vested restricted stock granted to our named executive officers in fiscal year 2022 are as follows:

	Number of Shares of Restricted Stock Granted
Named Executive Officer	Performance-Vested(1)(2)	Time-Vested(1)

Daniel J. Thoren	29,792	14,896

Matthew Malone	8,164	4,082

James R. Lines	26,126	13,063

Jeffrey F. Glajch	10,932	5,466

(1)

In the event a named executive officer’s employment terminates prior to the conclusion of the applicable vesting period for reasons other than death or disability, such officer’s right to receive the restricted stock will be forfeited. In connection with their retirements from the Company, Messrs. Lines and Glajch forfeited their performance-vested and time-vested restricted shares.

(2)

The number of shares that will vest at the end of fiscal year 2024 is based upon our achievement over a three-year period of Total Stockholder Return compared to the Russell 2000 Capital Goods and Energy Composite Rankings (using a 20 day price average at the start and end of the three year period commencing April 1, 2021 and ending March 31, 2024). Once achievement of the performance criteria is determined for fiscal year 2024, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly, with any unearned shares being forfeited back to the Company. The number of shares assumes achievement of the performance criteria for a maximum award.

Vesting

Beginning with grants made during fiscal year 2015, shares of time-vested restricted stock vest in installments of one-third on each anniversary of grant over three years assuming the named executive officer is employed by us on the date the time-vested restricted stock vests. The shares of performance-vested restricted stock cliff vest on the last day of the third fiscal year following the fiscal year of grant, subject to satisfaction of the performance metrics for the applicable three-year period. We pay dividends on unvested restricted stock at the same rate as paid on our common stock.

GRAHAM CORPORATION 2022 PROXY STATEMENT	31

Executive Compensation • Narrative to the Fiscal Year 2022 Summary Compensation Table and Fiscal Year 2022 Grants of Plan-Based Awards Table

Option Grants

Prior to fiscal year 2014, we granted stock options under the Equity Incentive Plan. Our named executive officers only realize the compensation if our stock price increases over the term of the award, which aligned this element of compensation with our performance. Stock options typically vest over a three-year period, with 33 1/3% of the shares subject to such option vesting on each of the first, second, and third anniversaries of the date of grant.

Employment Agreements

During fiscal year 2022, we were a party to employment agreements with each of our named executive officers. The following is a summary of the key terms of each of these employment agreements.

Daniel J. Thoren. On August 9, 2021, the Company and Mr. Thoren entered into an Amended and Restated Employment Agreement (the “Restated Employment Agreement”), effective as of the close of business on August 31, 2021, which amended and restated the employment agreement between the Company and Mr. Thoren dated as of June 1, 2021 (the “Employment Agreement”). Pursuant to the terms of the Restated Employment Agreement, Mr. Thoren serves as the Company’s President and Chief Executive Officer effective as of the close of business on August 31, 2021 (having previously served as the Company’s President and Chief Operating Officer under the Employment Agreement). The Restated Employment Agreement has a term of one year, subject to automatic renewal periods until the Restated Employment Agreement is terminated or Mr. Thoren attains the age of 65. Mr. Thoren’s initial base salary rate pursuant to the Restated Employment Agreement is $400,000 per year. If Mr. Thoren remains continuously and actively employed by the Company through June 1, 2023, he will receive a retention bonus equal to $730,000.

The Restated Employment Agreement also provides for us to make certain payments to Mr. Thoren in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the Company, as described under “Involuntary Termination” and “Termination Following a Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

In addition, if Mr. Thoren’s employment with us is terminated for any reason, he will be subject to a 12-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

The Restated Employment Agreement also provides that we will indemnify Mr. Thoren for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Matthew Malone. On June 1, 2021, we entered into an employment agreement with Mr. Malone. The agreement provides that Mr. Malone will receive an annual minimum base salary as well as other customary benefits. Mr. Malone’s agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Malone elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Malone turns 65. Effective as of April 1, 2022, Mr. Malone’s annual base salary rate is $300,000 following the Compensation Committee’s approval of an increase from his prior annual rate of $250,000. Pursuant to his employment agreement, if Mr. Malone remains continuously and actively employed by the Company through June 1, 2023, he will receive a retention bonus equal to $250,000.

Pursuant to our employment agreement with Mr. Malone, if his employment with us is terminated for any reason, he will be subject to a 12-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Malone also provides for us to make certain payments to him in the event we terminate his employment without cause as described below under “Involuntary Termination” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Malone provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

James R. Lines. On August 9, 2021, we entered into a Severance and Transition Agreement (the “Transition Agreement”) with Mr. Lines pursuant to which he resigned from his position as our Chief Executive Officer and as a member of the Board, and from positions he holds with all our subsidiaries and affiliates, effective as of the close of

32	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Narrative to the Fiscal Year 2022 Summary Compensation Table and Fiscal Year 2022 Grants of Plan-Based Awards Table

business on August 31, 2021 (the “Separation Date”). The Transition Agreement provides that for a period of 18 months following the Separation Date, Mr. Lines will provide certain transition-related services to the Company. The Transition Agreement also provides that the Company will pay Mr. Lines (i) a severance payment in an amount equal to 18 months of Mr. Lines’ base salary, less applicable deductions and withholdings, payable in accordance with the Company’s regular payroll schedule and practices, and (ii) monthly health premiums for a period of 18 months following the Separation Date subject to certain conditions contained in the Transition Agreement.

Prior to the Separation Date, we had an employment agreement with Mr. Lines which provided that Mr. Lines would receive an annual minimum base salary as well as other customary benefits. Mr. Lines was also eligible under the employment agreement to receive discretionary bonuses. The agreement automatically renewed such that it always had a one-year term remaining, unless we or Mr. Lines elected not to extend the term further, in which case the term would end on the first anniversary of the date on which notice of such election not to extend was given. If not terminated sooner, the agreement would have ended on the last day of the month in which Mr. Lines turned 65.

Pursuant to the Transition Agreement, certain provisions of our employment agreement with Mr. Lines continue including those regarding covenants not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information, as well as provisions that we indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Jeffrey F. Glajch. As of March 7, 2022, we entered into the Amended and Restated Severance and Transition Agreement (the “Amended Transition Agreement”) with Mr. Glajch, which amended and restated the Severance and Transition Agreement dated November 29, 2021. Pursuant to the Amended Transition Agreement, Mr. Glajch retired from the Company on April 15, 2022 (the “Resignation Date”). In addition, pursuant to the Amended Transition Agreement, Mr. Glajch agreed to provide certain transition-related services to the Company for a period of nine months following the Resignation Date. The Amended Transition Agreement also provides that the Company will pay Mr. Glajch (i) a severance payment in an amount equal to nine months of Mr. Glajch’s base salary, less applicable deductions and withholdings, payable in accordance with the Company’s regular payroll schedule and practices commencing on or around the Resignation Date, with such payments to be completed by December 31, 2022, and (ii) monthly health premiums for a period of nine months following the Resignation Date, subject to certain conditions contained in the Amended Transition Agreement.

Previously we had an amended and restated employment agreement with Mr. Glajch, pursuant to which Mr. Glajch served as our Vice President - Finance & Administration and Chief Financial Officer. The agreement provided that Mr. Glajch would receive an annual minimum base salary as well as other customary benefits. The agreement automatically renewed such that it always had a one-year term remaining, unless we or Mr. Glajch elected not to extend the term further, in which case the term would end on the first anniversary of the date on which notice of such election not to extend was given. If not terminated sooner, the agreement would have ended on the last day of the month in which Mr. Glajch turns 65.

Our employment agreement with Mr. Glajch also provided for us to make certain payments to him in the event we terminated his employment without cause or upon the occurrence of certain events relating to a change in control of the Company, as described under “Involuntary Termination” and “Termination Following a Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

Pursuant to the Amended Transition Agreement, certain provisions of our employment agreement with Mr. Glajch continue including those regarding covenants not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information, as well as provisions that we indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Additional Information

We have provided additional information regarding the compensation we pay to our named executive officers in the CD&A and encourage you to read the above tables and their footnotes in conjunction with such information.

GRAHAM CORPORATION 2022 PROXY STATEMENT	33

Executive Compensation • Outstanding Equity Awards at March 31, 2022

Outstanding Equity Awards at March 31, 2022

The following table shows information regarding the number of unexercised stock options and the number and value of unvested restricted stock awards held by our named executive officers at March 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Daniel J. Thoren					5,960	(1)	45,952
					8,936	(2)	68,897
								11,920	(3)	91,903
								17,872	(3)	137,793

Matthew Malone					4,082	(1)	31,472
								8,164	(3)	62,944

James R. Lines	10,894	—	18.65	5/30/2022

Jeffrey F. Glajch	7,141	—	18.65	5/30/2022
								10,932	(3)	84,286
								3,538	(4)(6)	27,278
								11,516	(5)(6)	88,788

(1)	One-third of this grant of time-vested restricted stock vests on June 1, 2022, June 1, 2023 and June 1, 2024.

(2)	One-third of this grant of time-vested restricted stock vests on September 1, 2022, September 1, 2023 and September 1, 2024.

(3)

This grant of performance-vested restricted stock vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ending March 31, 2024. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(4)

This grant of performance-vested restricted stock vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ended March 31, 2022. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(5)

This grant of performance-vested restricted stock vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ending March 31, 2023. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(6)	This performance-vested restricted stock was forfeited upon Mr. Glajch’s retirement effective April 15, 2022.

34	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Fiscal Year 2022 Option Exercises and Stock Vested

Fiscal Year 2022 Option Exercises and Stock Vested

The following table shows information regarding the number and value realized of stock options exercised and stock awards that vested during fiscal year 2022 for each of our named executive officers. None of our named executive officers exercised any options during fiscal year 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Daniel J. Thoren	—	—

Matthew Malone	—	—

James R. Lines	11,819	172,166

Jeffrey F. Glajch	4,859	70,841

(1)	The value realized on the vesting of stock awards is the closing price of our common stock on the vesting date multiplied by the number of shares acquired.

Pension Benefits at March 31, 2022

The following table shows information at March 31, 2022 regarding our Retirement Income Plan and our Supplemental Executive Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)

Daniel J. Thoren(2)	Retirement Income Plan	—	—	—
	Supplemental Executive Retirement Plan	—	—	—

Matthew Malone(2)	Retirement Income Plan	—	—	—
	Supplemental Executive Retirement Plan	—	—	—

James R. Lines	Retirement Income Plan	30	1,654,388	51,350(3)
	Supplemental Executive Retirement Plan	—	1,320,367	40,806

Jeffrey F. Glajch(2)	Retirement Income Plan	—	—	—
	Supplemental Executive Retirement Plan	—	—	—

(1)

Represents the present value of Mr. Lines accumulated benefits calculated using a 3.64% discount rate and the PRI-2012 White Collar Mortality Table dataset projected generationally by scale MP 2021, which are the same assumptions used for financial reporting purposes. The amounts indicated represent liabilities funded by the trust fund. Part of the accrued benefit will be provided by John Hancock Insurance Company through an annuity purchased in 1986.

(2)	Because Messrs. Thoren, Malone and Glajch were hired after January 1, 2003, they are not eligible to participate in the Retirement Income Plan or the Supplemental Executive Retirement Plan.

(3)

Amount reported for Mr. Lines has been adjusted to correct for an administrative error that resulted in overpayments under the defined benefit pension plan upon his retirement in August 2021 until May 2022 that are being repaid by Mr. Lines.

Retirement Income Plan

Our Retirement Income Plan is a defined benefit pension plan for the benefit of our Batavia-based employees hired prior to January 1, 2003. The purpose of the Retirement Income Plan is to supplement Social Security benefits and to provide a reliable source of regular income for participants or their survivors after retirement by the participant. During fiscal year 2022, Mr. Lines was the only named executive officer eligible to participate in the Retirement Income Plan.

GRAHAM CORPORATION 2022 PROXY STATEMENT	35

Executive Compensation • Pension Benefits at March 31, 2022

Normal retirement under the Retirement Income Plan is generally the later of a participant’s 65th birthday or the 5th anniversary of the date on which he or she became a participant. Early retirement under the Retirement Income Plan is available for a participant who is at least 55 years old and has completed fifteen years or more of creditable service. The Retirement Income Plan also provides for a disability retirement allowance in the event of disability.

The Retirement Income Plan also provides for the payment of a retirement benefit in the event that a participant’s employment was terminated when the participant was not eligible for normal, early or disability retirement. Eligibility for such “vested retirement” requires the completion of five years of service with us. A participant who is entitled to a vested retirement allowance when his employment terminates will ordinarily begin receiving payments after reaching normal retirement age. If the participant has completed at least fifteen years of creditable service, he or she may elect to begin receiving payments on the first day of the month after he or she reaches age 55 and up to the first month after he or she reaches normal retirement age. The amount of a participant’s monthly vested retirement payment will vary depending on age, service and time of commencement.

Benefits under the Retirement Income Plan are based on the employee’s years of service and average annual base salary for the five highest consecutive calendar years of compensation in the ten-year period preceding retirement. Benefits under the Retirement Income Plan are reduced to take into account a participant’s Social Security benefits paid for by the Company. To calculate the present value of Mr. Lines accumulated benefits, the following assumptions were used: a 3.64% discount rate and the PRI-2012 White Collar Mortality Table dataset projected generationally by scale MP 2021.

Mr. Lines had 30 years of creditable service under the Retirement Income Plan as of August 31, 2021, the date of his retirement, and receives benefits under the Retirement Income Plan. Although our named executive officers may serve us for more than 30 years, we do not normally grant additional years of creditable service.

The form and amount of the payments made under the Retirement Income Plan depends upon marital status when payment begins and the form of payment selected. The normal form of benefit for a married participant is a 100% joint and survivor annuity, which provides a retirement allowance in the form of reduced monthly payments that will continue for the rest of the participant’s life. If the participant is survived by the person who was the participant’s spouse when payments began, such spouse will receive survivor benefits equal to 100% of the amount of the payments made to the participant during his lifetime. His spouse will be paid survivor benefits for his or her remaining lifetime. Subject (in most cases) to the spouse’s consent, a participant may elect to receive benefits in the form of a single life annuity, 50% joint and survivor annuity, a Social Security Level Income Option, a 10, 15, or 20-year certain annuity or a life annuity with a 10, 15, or 20 year guarantee.

Supplemental Executive Retirement Plan

In addition to the Retirement Income Plan, we maintain the Supplemental Plan that is a non-qualified deferred compensation plan and is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the Retirement Income Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by Section 415 of the Internal Revenue Code.

A participant who has completed a period of service of at least five years under the Retirement Income Plan and whose benefits are limited by the above-referenced provisions of the Internal Revenue Code, is entitled to receive a monthly benefit from the Supplemental Plan. Mr. Lines receives benefits under the Supplemental Plan.

The monthly benefit under the Supplemental Plan is equal to the excess, if any, of the retirement benefits that would have been payable to or with respect to the plan participant under the Retirement Income Plan had the limitations imposed by the Internal Revenue Code not been applicable over the retirement benefits payable to or with respect to the participant under the Retirement Income Plan.

A participant’s retirement benefits under the Supplemental Plan generally will be paid to or with respect to the participant in the same form and at the same time as the participant’s retirement benefits under the Retirement Income Plan. The benefits under the Supplemental Plan will terminate upon cessation of benefits to the participant or his beneficiary under the Retirement Income Plan.

36	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Pension Benefits at March 31, 2022

Upon a “change in control” of the Company, each participant in the Supplemental Plan would automatically become 100% vested in his benefits. A “change in control” for the purposes of the Supplemental Plan is defined as:

•	the acquisition of the assets or a majority of the shares of the Company by a person or group not controlled by the Company;

•

a cash tender offer or exchange offer, consolidation or merger or other business combination, sale of assets or contested election as a result of which the members of the Board before the event cease to constitute a majority of the Board;

•	the acquisition of 25% or more of the shares of the Company by a person or a group; or

•	the occurrence of any event that would be required to be reported in response to Item 6(e) of Schedule 14A or to Item 5.01 of Form 8-K.

401(k) Plan

All of our named executive officers currently employed by us are eligible to participate in our 401(k) Plan, which is available to all of our employees. Pursuant to the 401(k) Plan, we match funds deferred at the election of participants, up to a certain percentage, and we make non-elective contributions to the accounts of eligible participants. Matching contributions under the 401(k) Plan always are fully vested. Additionally, eligible employees hired after January 1, 2003 with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a nonelective contribution as described above.

Potential Payments upon Termination or Change in Control

The following information and the table entitled “Estimated Payments Upon Termination or a Change in Control” set forth the amount of payments to each of our named executives in the event of a termination of employment as a result of normal and early retirement, voluntary termination and termination for cause, involuntary termination, death, disability, and termination following a change in control of the Company.

Assumptions and General Principles

The following assumptions and general principles apply with respect to the table entitled “Estimated Payments Upon Termination or a Change in Control” and any termination of employment of a named executive officer, other than Mr. Lines, for whom the table reflects amounts he was entitled to receive upon his retirement:

•

The amounts shown in the table assume that each named executive officer was terminated on March 31, 2022, except for Mr. Lines. Accordingly, the table reflects amounts earned as of March 31, 2022 and includes estimates of amounts that would be paid to Messrs. Thoren, Malone and Glajch upon the occurrence of a termination. The actual amounts to be paid to a named executive officer can only be determined at the time of the termination. For Mr. Lines, the table shows only the amounts he was entitled to receive upon his retirement on August 31, 2021.

•

Unless otherwise noted, the fair market values of stock-based compensation were calculated using the closing price of our common stock on March 31, 2022, the last trading day of fiscal year 2022 ($7.71).

•

A named executive officer is entitled to receive certain amounts earned during his term of employment regardless of the manner in which the named executive officer’s employment is terminated. These amounts include base salary, unused vacation pay, and earned annual cash incentive compensation. These amounts are not shown in the table.

•

A named executive officer may exercise any stock options that are exercisable prior to the date of termination and will be entitled to receive unrestricted shares of common stock with respect to any restricted stock awards for which the vesting period has expired prior to the date of termination. Any payments related to these stock options and restricted stock awards are not included in the table as they are not payable upon the termination of a named executive officer’s employment or upon a change in control of the Company.

•

A named executive officer will be entitled to receive all amounts accrued and vested under our retirement and savings programs, including our Equity Incentive Plan, any successor plan thereto, and any pension plans in which the named executive officer participates. These amounts are not included in the table as these amounts are

GRAHAM CORPORATION 2022 PROXY STATEMENT	37

Executive Compensation • Potential Payments upon Termination or Change in Control disclosed under the heading “Pension Benefits at March 31, 2022” unless such amounts are accelerated or enhanced in the event of the termination of a named executive officer’s employment or upon a change in control of the Company.

Normal and Early Retirement

A named executive officer is eligible to elect normal retirement at age 65 and early retirement at age 55 with at least 15 years of creditable service to the Company or age 64 with at least five years of creditable service to the Company, as discussed under the heading “Pension Benefits at March 31, 2022.” As of March 31, 2022, none of our named executive officers were eligible for normal retirement. Messrs. Lines and Glajch retired from the Company on August 31, 2021 and April 15, 2022, respectively.

Voluntary Termination and Termination for Cause

Pursuant to our employment agreements with certain of our named executive officers, cause exists if the Board determines that there has been willful misconduct by the named executive officers in connection with the performance of their duties or if the named executive officers have engaged in any other conduct that has been materially injurious to the Company or have breached any of the representations and warranties in their employment agreements.

Our named executive officers are not entitled to receive any severance payments or other benefits upon their voluntary decision to terminate employment with the Company prior to being eligible for retirement (other than compensation due through the date of termination) or upon termination for cause. However, the Transition Agreement with Mr. Lines and the Amended Transition Agreement with Mr. Glajch provide for certain payments and benefits following their retirements from the Company as described in this CD&A.

Involuntary Termination

Our employment agreement with Mr. Thoren provides that, upon termination without cause, or if he resigns because of our material breach of his employment agreement, we will have the following obligations: (i) pay to him compensation due him through the date of termination, within ten business days of the termination date; (ii) continue his base salary for 12 months following such termination at a rate equal to the greater of $400,000 annually or his then-current annualized salary; and (iii) pay to him any accrued bonuses as soon as administratively practicable after the six-month anniversary of the termination date.

Our employment agreement with Mr. Malone provides that, upon termination without cause, or if he resigns because of our material breach of his employment agreement, we will have the following obligations: (i) pay to him compensation due him through the date of termination, within ten business days of the termination date; (ii) continue his base salary for 12 months following such termination at a rate equal to the greater of $250,000 annually or his then-current annualized salary; and (iii) pay to him any accrued bonuses as soon as administratively practicable after the six-month anniversary of the termination date.

Our obligation to make payments upon any termination of Messrs. Thoren or Malone without cause or upon his resignation because of a material breach of his agreement by us is conditioned on his execution of an enforceable release of all claims against us and his compliance with all provisions of his employment agreement.

Until his retirement in April 2022, our employment agreement with Mr. Glajch provided that, upon termination without cause, or if he resigned because of our material breach of his employment agreement, we would pay compensation due to Mr. Glajch through the date of termination, including any accrued bonus; and that we would pay, in regular monthly payments, Mr. Glajch’s salary for 24 months following the effective date of his termination of employment.

Death or Disability

Pursuant to our Stock Bonus Plan, upon the death or disability of a currently employed named executive officer, all unvested shares of time-vested restricted stock and stock options held by the named executive officer will become immediately vested and the stock options will become exercisable in full. All unvested shares of performance-vested restricted stock held by the named executive officer will vest pro-rata based on the satisfaction of the applicable performance goals through the end of the quarter immediately preceding the date of the named executive officer’s death or disability.

38	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Potential Payments upon Termination or Change in Control

All of our named executive officers currently employed by us participate in our life insurance plan, whereby his beneficiary would be entitled to a death benefit equal to $50,000 or, for Batavia-based officers, three times base salary. We also provide each of our named executive officers with an allowance of $2,500 annually (except for our Chief Executive Officer, who is entitled to $5,000 annually) for the purpose of procuring a term life insurance policy.

Each of our named executive officers currently employed by us also participates in our short-term disability program that is available to our managers and executive officers. Pursuant to such program, each Batavia-based named executive officer would be entitled to payments equal to his full base salary for six months following such disability. Each of our named executive officers currently employed by us also participates in our long-term disability plan that is generally available to all of our salaried employees.

Termination Following a Change in Control

Our employment agreement with Mr. Thoren requires, and our prior employment agreement with Mr. Glajch required, a termination of employment following a change in control of our Company (commonly referred to as a “double trigger”) in order to trigger certain payments.

A “change in control” is defined in our employment agreement with Mr. Thoren and our prior employment agreement with Mr. Glajch to include the following events:

•

the reorganization, merger or consolidation of the Company with one or more individuals, corporations, partnerships, associations, joint-stock companies, trusts, estates, unincorporated organizations or any other business organizations (“Persons”), other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting share of the Company;

•	the acquisition of more than 25% of the voting shares of the Company by any Person or Persons acting in concert;

•	the acquisition of substantially all of the assets of the Company by any Person or Persons acting in concert; or

•	the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

○	individuals who were members of the Board on August 11, 2020; or

○	individuals who first became members of the Board after August 11, 2020 either:

•	upon election to serve as a member of the Board by the affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or

•

upon election by the stockholders of the Company to serve as a member of the Board, but only if nominated for election by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination.

Under his employment agreement, Mr. Thoren will not be entitled to any payments by us upon the occurrence of a change in control. Rather, upon the occurrence of a change in control, Mr. Thoren must continue to provide us with the services contemplated by the employment agreement until three months after a change in control has occurred. However, upon the event of termination within two years after a change in control Mr. Thoren is entitled to a lump sum in an amount equal to two and a half times the sum of his salary at the time of termination and the target amount of his bonus under the Cash Bonus Plan.

In addition, any unvested stock options or shares of restricted stock Mr. Thoren holds at the time of termination shall accelerate and become immediately exercisable or fully vested. We would also be required to pay to Mr. Thoren six months after the triggering event, a lump sum payment in an amount equal to the excess, if any, of (i) the value of the aggregate benefits to which he would be entitled under any and all qualified and non-qualified defined contribution pension plans maintained by, or covering employees of, the Company as if he were 100% vested under such plans or (ii) the value of the benefits to which he is actually entitled under such defined contribution pension plans as of the date of his termination. Mr. Thoren’s employment agreement contains certain limitations for these payments that relate to our ability to deduct such payments for federal income tax purposes.

Pursuant to his employment agreement, our obligation to make payments upon termination following a change in control is conditioned on Mr. Thoren’s execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

GRAHAM CORPORATION 2022 PROXY STATEMENT	39

Executive Compensation • Potential Payments upon Termination or Change in Control

The triggering events that would be deemed events of termination include, among others, termination of Mr. Thoren for any reason other than death, disability or cause, or resignation of Mr. Thoren under the following circumstances:

•	a change in the nature or scope of his authority from his role and responsibilities immediately prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the Company to make any increase in compensation to which Mr. Thoren may be entitled under his employment agreement;

•

a change requiring Mr. Thoren to perform services other than in Arvada, Colorado or in any location more than thirty miles distant from Arvada, Colorado, except for certain required travel on the Company’s business;

•

without his express written consent, the assignment to Mr. Thoren of any duties inconsistent with his positions, duties, responsibilities and status with the Company immediately prior to the change in control;

•

a failure by the Company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Thoren was participating at the time of the change in control or the taking of any action by the Company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform his employment agreement by any successor Company.

Our prior employment agreement with Mr. Glajch provided that, upon the occurrence of a triggering event that was deemed an event of termination within two years after a change in control of the Company, Mr. Glajch would be entitled to certain payments, including, among other things, a lump sum (subject to any applicable payroll or other taxes required to be withheld) equal to 2.5 times the sum of (i) Mr. Glajch’s salary at the rate in effect at the time of the termination of employment and (ii) the target amount of Mr. Glajch’s bonus under the Company’s Annual Executive Cash Bonus Plan for the fiscal year that included the date of the termination of employment.

In addition, all unvested stock options would become immediately vested and exercisable and any unvested shares of restricted stock would become immediately vested. We would also have been required to provide continuation of Mr. Glajch’s health and medical coverage for a period of 18 months.

Pursuant to our prior employment agreement with Mr. Glajch, our obligation to make payments upon termination following a change in control was conditioned on his execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

The triggering events that would have been deemed events of termination included, among others, termination of Mr. Glajch for any reason other than death, disability or cause, or resignation of Mr. Glajch under the following circumstances:

•	a change in the nature or scope of his authority from his role and responsibilities immediately prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the Company to make any increase in compensation to which Mr. Glajch may have been entitled under his employment agreement, or action by the Company to decrease his base salary;

•

a change requiring Mr. Glajch to perform services other than in Batavia, New York or in any location more than thirty miles distant from Batavia, New York, except for certain required travel on the Company’s business;

•

without his express written consent, the assignment to Mr. Glajch of any duties inconsistent with his positions, duties, responsibilities and status with the Company immediately prior to the change in control;

•

a failure by the Company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Glajch was participating at the time of the change in control or the taking of any action by the Company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform his employment agreement by any successor Company.

General. In the event of any sale, merger or any form of business combination affecting us, our employment agreements with Messrs. Thoren and Malone require us to obtain the express written assumption of the agreement by the acquiring or surviving entity, and failure to do so would entitle the executive officer to all payments and other benefits to be provided by us in the event of termination without cause.

40	GRAHAM CORPORATION 2022 PROXY STATEMENT

Executive Compensation • Potential Payments upon Termination or Change in Control

Estimated Payments Upon Termination or Change in Control

Event	Daniel J. Thoren ($)		Matthew Malone ($)	James R. Lines(1) ($)	Jeffrey F. Glajch(2) ($)
Normal and Early Retirement
Cash severance payment	—		—	750,000	—
Healthcare coverage	—		—	19,322	—
Accelerated vesting of stock options	—		—	—	—
Accelerated vesting of time-vested and performance-vested restricted stock(3)	—		—	—	—
Total	—		—	769,322	—
Involuntary Termination without Cause
Continued salary	400,000		250,016	—	669,504
Cash severance payment	—		—	—	—
Healthcare coverage	—		—	—	—
Outplacement services	—		—	—	—
Enhanced SERP benefits	—		—	—	—
Total	400,000		250,016	—	669,504
Voluntary Termination for Good Reason
Continued salary	400,000		250,016	—	669,504
Cash severance payment	—		—	—	—
Healthcare coverage	—		—	—	—
Outplacement services	—		—	—	—
Total	400,000		250,016	—	669,504
Death
Life insurance proceeds	50,000		50,000	—	2,004,256
Accelerated vesting of stock options	—		—	—	—
Accelerated vesting of time-vested and performance-vested restricted stock	140,921		40,202	—	51,405
Total	190,921		90,202	—	2,055,661
Disability
Short-term disability payments	18,000		18,000	—	167,376
Accelerated vesting of stock options	—		—	—	—
Accelerated vesting of time-vested and performance-vested restricted stock	140,921		40,202	—	51,405
Total	158,921		58,202	—	218,781
Termination Following Change in Control
Accelerated vesting of stock options	—		—	—	—
Accelerated vesting of restricted stock	229,696		40,202	—	100,176
Continued salary	—		250,016	—	—
Cash severance payment	716,501		—	—	1,245,452
Healthcare coverage	18,492		—	—	29,639
Outplacement services	—		—	—	—
Accelerated vesting of defined contribution pension contributions	—		—	—	—
Pension enhancement	—		—	—	—
Enhanced SERP benefits	—		—	—	—
Total	964,689	(4)	290,218	—	1,375,267(4)

(1)	The amounts shown for Mr. Lines are the actual amounts he is entitled to receive as a result of his retirement from the Company pursuant to the Transition Agreement.

GRAHAM CORPORATION 2022 PROXY STATEMENT	41

Executive Compensation • Potential Payments upon Termination or Change in Control

(2)	Mr. Glajch retired from the Company in April 2022.

(3)	Beginning with grants made in fiscal year 2014, retirement does not trigger accelerated vesting of performance-vested restricted shares and time-vested restricted shares.

(4)

Such amount takes into account limitations imposed by our employment agreement with Mr. Thoren and our prior employment agreement with Mr. Glajch, whereby certain amounts otherwise payable to Messrs. Thoren or Glajch upon termination following a change in control may be reduced in connection with limitations on deductibility by the Company for federal income tax purposes imposed by Section 280G of the Internal Revenue Code.

42	GRAHAM CORPORATION 2022 PROXY STATEMENT

Director Compensation • Director Compensation Programs

Director Compensation

Director Compensation Programs

The Compensation Committee annually reviews and approves compensation for our independent directors. Mr. Thoren, our Chief Executive Officer is not an independent director under applicable NYSE and SEC rules and, therefore, does not receive any additional compensation for services as a director. Similarly, Mr. Lines, our former Chief Executive Officer was not independent and did not receive any compensation for services as a director. The compensation that we pay to Mr. Thoren and that we paid to Mr. Lines in fiscal year 2022 is disclosed in the Fiscal Year 2022 Summary Compensation Table.

We use a combination of cash and equity-based compensation to attract and retain our independent directors. As described below, independent director compensation consists of an annual cash retainer; an additional annual cash retainer for the Chair of the Board and the chair of each committee of the Board; restricted stock awards; and stock options. We also reimburse our independent directors for reasonable expenses incurred in connection with their attendance at Board and committee meetings. We do not provide retirement benefits to our independent directors. Commencing in fiscal year 2023, we changed the form of awards we provide directors from restricted stock awards to restricted stock unit awards.

Cash Compensation

Each of our independent directors receives an annual retainer fee of $50,000 for service on the Board.

The Chair of the Board and each of our independent directors serving as a chair of committees of the Board receive additional fees for such service. For fiscal year 2022, the Chair of the Board received an additional annual fee of $25,000, the Chair of the Audit Committee received an additional annual fee of $15,000, the Chair of the Compensation Committee received an additional annual fee of $10,000 and the Chair of the Nominating and Corporate Governance Committee received an additional annual fee of $7,000.

Options. Our independent directors are also eligible to participate in the Equity Incentive Plan, pursuant to which they may be granted options to purchase shares of our common stock. No options were granted to our independent directors during fiscal year 2022.

Restricted Stock. During fiscal year 2022, equity compensation awards to independent directors were made in the form of time-vested restricted stock awarded under the Equity Incentive Plan. On June 1, 2021, the Compensation Committee awarded 3,265 shares of time-vested restricted stock, with a grant date fair market value of approximately $50,000 to each of our then serving independent directors. The shares of restricted stock awarded to our independent directors vest on the first anniversary of the date of grant. In addition, each of Ms. Jaroslawsky and Mr. Stoner received as compensation for their service from the date of their appointment to the Board to the date of the Annual Meeting, a cash retainer of $18,000 and 1,235 shares of time-vested restricted stock, with a grant date fair value of approximately $9,600 that vests one year from the date of grant.

Stock Ownership Guidelines

In order to more closely align the interests of our independent directors with the interests of our stockholders, the Compensation Committee established minimum stock ownership guidelines that require our independent directors to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames.

We revised our stock ownership guidelines in 2022 to increase the common stock ownership target for our independent directors to an amount at least 5.0 times their annual retainer. Independent directors are expected to achieve their ownership guidelines within five years of becoming subject to the guidelines (with an additional two-fiscal year grace period if the guidelines are amended to increase the ownership target). Our stock ownership guidelines also require our independent directors to retain 50% of the net shares they realize (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines. The Compensation Committee monitors the progress made by independent directors in achieving their stock ownership guidelines and, in its discretion, may modify the guidelines and/or time frames for some or all of our independent directors. As of the end of fiscal year 2022, all of our independent directors except Ms. Jaroslawsky and Mr. Stoner, who each joined the Board in March 2022, and Mr. Painter, were in compliance with our stock ownership guidelines.

GRAHAM CORPORATION 2022 PROXY STATEMENT	43

Director Compensation • Fiscal Year 2022 Director Compensation Table

Fiscal Year 2022 Director Compensation Table

The following table shows information regarding the compensation of our independent directors serving for all or part of fiscal year 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)

James J. Barber	50,000	49,987	—	99,987

Alan Fortier	57,000	49,987	—	106,987

Cari L. Jaroslawsky	18,000	9,596	—	27,596

James J. Malvaso	75,000	49,987	—	124,987

Gerard T. Mazurkiewicz	65,000	49,987	—	114,987

Jonathan W. Painter	50,000	49,987	—	99,987

Lisa M. Schnorr	60,000	49,987	—	109,987

Troy A. Stoner	18,000	9,596	—	27,596

(1)

The amounts shown in this column represent the estimated grant date fair value of the shares of restricted stock granted to each independent director during fiscal year 2022. The value of each such restricted stock award is computed in accordance with FASB ASC Topic 718 on the same basis as disclosed in footnote (2) to the Fiscal Year 2022 Summary Compensation Table. Each independent director, other than Ms. Jaroslawsky and Mr. Stoner who joined the Board in March 2022, was granted 3,265 shares of restricted stock during fiscal year 2022 under the Equity Incentive Plan. Each of Ms. Jaroslawsky and Mr. Stoner were granted 1,235 shares of restricted stock in March 2022 under the Equity Incentive Plan.

The table below presents the aggregate number of unvested restricted stock awards outstanding for each of our independent directors serving at March 31, 2022. None of our independent directors serving at March 31, 2022 held any unexercised stock option awards as of such date.

Name	Restricted Stock Awards

James J. Barber	3,265

Alan Fortier	3,265

Cari L. Jaroslawsky	1,235

Jonathan W. Painter	3,265

Lisa M. Schnorr	3,265

Troy A. Stoner	1,235

44	GRAHAM CORPORATION 2022 PROXY STATEMENT

Proposal Two: Advisory Vote on our Executive Compensation • Board Recommendation

Proposal Two:

Advisory Vote on our Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the CD&A, accompanying compensation tables and related narrative discussion contained in this proxy statement. At the 2017 annual meeting, our stockholders expressed an overwhelming preference for this vote to occur on the annual basis recommended by the Board. This preference was subsequently adopted by the Board and we are providing our stockholders with an advisory vote this year. The next advisory vote regarding frequency of such votes will take place at our 2023 annual meeting of stockholders.

We encourage stockholders to carefully review the CD&A section of this proxy statement for additional details on our executive compensation programs, including our compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers during fiscal year 2022. For your convenience, we have provided an executive summary in the first few pages of the CD&A section that highlights information that we believe is particularly important in helping you decide how to vote on this proposal. You should also carefully review the tables that immediately follow the CD&A, together with the related narrative disclosure and footnotes.

We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

As an advisory vote, this proposal is not binding upon the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

Board Recommendation

Our Board unanimously recommends that stockholders vote FOR the following advisory resolution:

“RESOLVED, that the compensation of our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and related narrative discussions set forth in this proxy statement, is hereby approved.”

GRAHAM CORPORATION 2022 PROXY STATEMENT	45

Proposal Three: Ratification of the Appointment of our Independent Registered Public Accounting Firm • Board Recommendation

Proposal Three:

Ratification of the Appointment of our Independent Registered Public Accounting Firm

Deloitte & Touche LLP served as our independent registered public accounting firm in fiscal year 2022. The Audit Committee of the Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 (“fiscal year 2023”). This appointment will be presented to our stockholders for ratification at the Annual Meeting. The Audit Committee will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

We have been advised by Deloitte & Touche LLP that a representative will be present at the Annual Meeting and that such representative will be available to respond to appropriate questions. Such representative will be given an opportunity to make a statement if he or she so desires.

Board Recommendation

The Board unanimously recommends a vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2023.

Fees Paid to Deloitte & Touche LLP

We paid the following fees to Deloitte & Touche LLP for fiscal year 2022 and fiscal year 2021:

	Fiscal Year 2022	Fiscal Year 2021

Audit fees	$993,520	$474,960

Audit-related fees	—	25,000

Tax fees	—	—

All other fees	2,047	—

Total fees	$995,567	$499,960

Audit fees for each of fiscal year 2022 and fiscal year 2021 included fees associated with audits of our financial statements and reviews of financial statements included in our quarterly reports on Form 10-Q.

Audit-related fees for fiscal year 2021 included fees for the issuance of a consent for a registration statement on Form S-8. All other fees for fiscal year 2022 included the subscription fees for the Deloitte & Touche LLP Technical Library Research Tool.

The Audit Committee has determined that the provision of permitted non-audit services described above has not compromised the independence of Deloitte & Touche LLP.

The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether permitted non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee, subject to reporting any such approvals at the next Audit Committee meeting.

The Audit Committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure that such services are within the scope of approval. All audit and permitted non-audit services for which Deloitte & Touche LLP was engaged were pre-approved by the Chair of the Audit Committee.

46	GRAHAM CORPORATION 2022 PROXY STATEMENT

Report of the Audit Committee

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board and has other duties and functions as described in its charter. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year 2022 with management and the independent registered public accounting firm;

•

discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•

received and discussed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

•	discussed with the Company’s independent registered public accounting firm its independence.

The Audit Committee discussed with the personnel responsible for the internal audit function and the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the personnel responsible for overseeing the internal audit function and with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board (and our Board has approved) that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended March 31, 2022 for filing with the Securities and Exchange Commission. The Audit Committee has also appointed the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 and has submitted such appointment for ratification by the stockholders at the Annual Meeting.

Audit Committee:

Alan Fortier

Cari L. Jaroslawsky

Jonathan W. Painter

Lisa M. Schnorr (Chair)

GRAHAM CORPORATION 2022 PROXY STATEMENT	47

Proposal Four: Approve Amendment No. 2 to the Employee Stock Purchase Plan • General

Proposal Four:

Approve Amendment No. 2 to the Employee Stock Purchase Plan

General

We are asking stockholders to approve Amendment No. 2 to the Employee Stock Purchase Plan, as amended (the “ESPP”) to increase the number of shares of our common stock reserved for issuance under the ESPP from 200,000 shares to 400,000 shares.

Total Shares Authorized to Date Under ESPP	200,000

Shares Issued Through March 31, 2022 Under ESPP	171,118

Estimated Shares Available Under the ESPP as of March 31, 2022 (a)	28,882

Additional Shares Requested Under Amendment No. 2 (b)	200,000

Shares of Common Stock Outstanding as of the Record Date (c)	10,602,605

ESPP Shares as a Percentage of Common Stock Outstanding (a+b)/c	2.2%

Background

On March 11, 2010, our Board adopted the ESPP, and on July 29, 2010, our stockholders approved the ESPP. On October 28, 2010, our Board adopted Amendment No. 1 to the ESPP, which added an annual limit on the number of shares of our common stock that a participant could purchase under the ESPP in any calendar year of 5,000 shares.

The rights granted under the ESPP to purchase shares of our common stock are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code.

The following is a summary of the material features of the ESPP. This summary is qualified in its entirety by reference to the complete text of the ESPP (as amended by Amendment No. 1) and Amendment No. 2, which are attached as Appendices A and B, respectively. Our stockholders are urged to read the actual text of the ESPP and Amendment No. 2 in their entirety.

Purpose

The ESPP is intended to: (1) provide present and future employees of our company and any future U.S. subsidiaries at all levels with an opportunity to purchase shares of our common stock at a discount through payroll deductions; (2) provide to such employees the benefit of the incentive created by stock ownership; (3) better align the interests of such employees with those of our stockholders for our continued growth and success; and (4) enhance our ability to attract, retain and motivate our employees.

Eligible Employees

All of our U.S.-based employees are eligible to participate in the ESPP, except any employee who owns five percent or more of our common stock. Accordingly, as of June 8, 2022, approximately 483 of our employees were eligible to participate in the ESPP.

Enrollment

Eligible employees of ours may participate by enrolling in the ESPP and authorizing specified payroll deductions up to a maximum dollar amount of regular earnings (including bonuses) specified by the Compensation Committee of our Board.

48	GRAHAM CORPORATION 2022 PROXY STATEMENT

Proposal Four: Approve Amendment No. 2 to the Employee Stock Purchase Plan • Purchase Price

Purchase Price

Participating employees will purchase shares of our common stock on the last day of a six-month offering period at a purchase price equal to the lesser of 85 percent of the fair market value of the common stock on either the first day of the six-month offering period or the last day of the offering period.

Limits on Purchases

No participating employee may (i) have the right to purchase shares of our common stock under the ESPP in excess of $25,000 of fair market value (determined as of the first day of the offering period) in any one calendar year, or (ii) have the right to purchase in excess of 5,000 shares of our common stock in any one calendar year.

Shares Available

If Amendment No. 2 is approved by our stockholders, a total of 400,000 shares of our common stock would be available under the ESPP, of which approximately 228,882 shares would actually be available for issuance. Shares of our common stock subject to the ESPP may either be authorized but unissued shares or shares that were once issued and subsequently reacquired by us. In the event of a stock dividend, merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for purchase under the ESPP will be appropriately adjusted.

Administration and Amendment

The ESPP will be administered by the Compensation Committee of our Board unless the Board appoints another committee to administer the ESPP. Each member of the administering committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.

Our Board may amend the ESPP at any time, provided that stockholder approval will be required for amendments that materially: (1) increase the benefits accruing to participating employees; (2) increase (other than through an antidilution adjustment) the number of shares of common stock that may be issued under the ESPP; or (3)  modify the requirements as to eligibility for participation in the ESPP. Our Board may also terminate the ESPP at any time.

Securities Act Registration

We intend to register the additional shares of our common stock made available under the ESPP by Amendment No. 2 with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-8 as soon as practicable, subject to the stockholders’ approval of Amendment No. 2 at the Annual Meeting.

New Plan Benefits

Subject to the eligibility requirements described above, all of our domestic employees are eligible to participate in the ESPP. Whether to participate in the ESPP and the amount of each participating employee’s payroll deduction is within the discretion of each individual employee. As such, awards under the ESPP for the current fiscal year are not determinable.

For illustrative purposes, the following table sets forth (a) the number of shares of our common stock that were purchased under the ESPP during fiscal year 2022 by our executive officers, as a group, and by our other employees, as a group, and (b) the weighted average per share purchase price paid for such shares by each such group.

ESPP Purchased for Fiscal Year 2022
	Number of Shares Purchased	Weighted Average Purchase Price

All executive officers as a group (7 persons)	1,646	$11.70

All eligible employees, other than executive officers, as a group (approximately 86 persons)	16,460	$11.21

GRAHAM CORPORATION 2022 PROXY STATEMENT	49

Proposal Four: Approve Amendment No. 2 to the Employee Stock Purchase Plan • Federal Income Tax Consequences

Federal Income Tax Consequences

THE FOLLOWING IS A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES TO US AND TO PARTICIPATING U.S. TAXPAYER EMPLOYEES OF THE EXERCISE OF SHARES OF COMMON STOCK UNDER THE ESPP. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF OTHER TRANSACTIONS UNDER THE ESPP. TAX CONSEQUENCES FOR ANY PARTICULAR EMPLOYEE MAY BE DIFFERENT.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Under a qualifying plan, no taxable income will be reportable by a participating employee and we will not be allowed any deductions by reason of the grant or exercise of the purchase rights issued thereunder. A participating employee will, however, recognize income in the year in which the purchased shares are sold or otherwise made the subject of disposition and the method of taxation will depend upon the holding period for the acquired shares.

If common stock acquired under the ESPP is disposed of at least two years after the start of the offering period and at least one year after the applicable date of purchase then the lesser of (1) the excess of the fair market value of the purchased shares at the time of disposition over the exercise price, or (2) the excess of the fair market value of such shares as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period), will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss.

A sale or other disposition of the purchased shares will be a disqualifying disposition if made on or before the expiration of either of the holding periods described above. If the participating employee makes a disqualifying disposition of the purchased shares, then the participating employee will recognize compensation income and we will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeds the purchase price. In no other instance will we be allowed a deduction with respect to the participating employee’s disposition of the purchased shares. Any additional gain or loss recognized upon the disposition of the shares will be a capital gain or loss, which will be long-term if the shares have been held for more than one year following the date of purchase under the ESPP.

Stock Price

The closing price of a share of our common stock reported on the NYSE on June 8, 2022 was $8.50 per share.

Vote Required and Board Recommendation

Approval of Amendment No. 2 requires the affirmative vote of a majority of the votes eligible to be cast on this Proposal Four in person or by proxy at the Annual Meeting.

The Board unanimously recommends a vote FOR Proposal Four to approve the adoption of Amendment No. 2 to the Graham Corporation Employee Stock Purchase Plan.

Securities Authorized for Issuance under Equity Compensation Plans as of March 31, 2022

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding option and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
(shares in thousands)	(a)	(b)	(c)

Equity compensation plans approved by security holders	33	$18.65	434	(1)

Equity compensation plans not approved by security holders	—	—	—

Total	33	$18.65	434	(1)

(1)	Amount includes 29 shares remaining available for issuance under the ESPP.

50	GRAHAM CORPORATION 2022 PROXY STATEMENT

Certain Relationships and Related Transactions • Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Certain Relationships and Related Transactions

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Our Audit Committee reviews all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants in advance for review and approval. Any existing related person transactions are reviewed at least annually by the Audit Committee. Any director or executive officer with an interest in a related person transaction is expected to recuse himself or herself from any consideration of the matter.

Although the Audit Committee has not established a written policy regarding the approval of related person transactions, when evaluating these transactions, the Audit Committee considers, among other factors:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of transaction;

•	the importance of the transaction to the related person and to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Committee deems appropriate.

To the extent that the transaction involves an independent director, consideration is also given, as applicable, to the listing standards of the NYSE and other relevant rules related to independence.

In addition, our Audit Committee also reviews all transactions between us and any entity with which an independent director or executive officer is an affiliate, taking into account the factors listed above as well as all other factors deemed appropriate by the Audit Committee.

Barber-Nichols, the Company’s wholly-owned subsidiary, is a party to a lease agreement and equipment lease agreement with Ascent Properties, LLC, a limited liability company of which Daniel J. Thoren holds a majority interest. The initial annual base rent under the lease agreement is $476,000 with annual 3% increases in base rent and the lease has a nine-year term. The equipment lease requires monthly payments of approximately $15,900 and has a seven-year term. As of March 31, 2022, the anticipated aggregate remaining payment obligations under the lease agreement and equipment lease agreement were approximately $3.8 million and $1.9 million, respectively.

GRAHAM CORPORATION 2022 PROXY STATEMENT	51

Security Ownership of Certain Beneficial Owners

Security Ownership of Certain Beneficial Owners

The table below shows certain information, as of June 8, 2021, regarding the only persons known to us to be the beneficial owners of more than five percent of the outstanding shares of our common stock, with percentages based on 10,602,605 shares issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class Beneficially Owned
American Century Companies, Inc., et al. 4500 Main Street, 9th Floor Kansas City, Missouri 64111	1,120,017	(1)	10.6%
Brandes Investment Partners, L.P., et al. 4275 Executive Square, 5th Floor La Jolla, California 92037	764,485	(2)	7.2%
Royce & Associates, LP 745 Fifth Avenue New York, New York 10151	589,951	(3)	5.6%

(1)

This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 2 to Schedule 13G filed with the SEC on February 4, 2022 by American Century Companies, Inc. (“ACC”). ACC reports sole voting power with respect to 1,099,569 shares and dispositive power with respect to 1,120,017 shares. As the parent holding company, ACC reports beneficial ownership for securities acquired by the following of its subsidiaries: American Century Capital Portfolios, Inc. and American Century Investment Management, Inc.; and on behalf of the control entity of ACC, Stowers Institute for Medical Research.

(2)

This information as to the beneficial ownership of shares of our common stock is based on a Schedule 13G filed with the SEC on February 8, 2022 by Brandes Investment Partners, L.P. (“Brandes”). Brandes reports shared voting power with respect to 342,485 shares and shared dispositive power with respect to 764,485 shares. The 764,485 shares are deemed to be beneficially owned by CO-GP, LLC, Brandes Worldwide Holdings, L.P., and Glenn Carlson, as control persons of Brandes.

(3)

This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 13 to Schedule 13G filed with the SEC on January 21, 2022 by Royce & Associates, LP (“Royce”). Royce reports sole voting power and sole dispositive power with respect to all 589,951 shares.

52	GRAHAM CORPORATION 2022 PROXY STATEMENT

Security Ownership of Management

Security Ownership of Management

The table below shows certain information, as of June 8, 2022, regarding shares of our common stock held by (i) each of our directors; (ii) each of our named executive officers; and (iii) all directors, named executive officers and executive officers as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class Beneficially Owned(1)(2)
Directors
James J. Barber, Ph.D.	38,403	—
Alan Fortier	37,068	—
Cari L. Jaroslawsky	1,235(3)	—
Jonathan W. Painter	17,168	—
Lisa M. Schnorr	20,479	—
Troy A. Stoner	1,235(3)
Named Executive Officers
Daniel J. Thoren(4)	303,682(5)	2.9%
Matthew Malone	38,550(6)	—
Jeffrey F. Glajch	44,155	—
James R. Lines	100,502	—
All directors, named executive officers and executive officers as a group (13 persons)	695,826(7)	6.6%

(1)

As reported by such persons as of June 8, 2022 with percentages based on 10,602,605 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares owned by such person and the number of shares outstanding with respect to such person. Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, regardless of whether such shares are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options. Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.” Unless otherwise indicated in the other footnotes to this table, each stockholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the stockholder.

(2)	We have omitted percentages of less than 1% from the table.

(3)	The amount shown for Ms. Jaroslawsky and Mr. Stoner includes 1,235 shares of time-vested restricted stock.

(4)	Mr. Thoren, our Chief Executive Officer, is also a director.

(5)	The amount shown for Mr. Thoren includes 12,910 shares of time-vested stock and 29,792 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

(6)	The amount shown for Mr. Malone includes 2,722 shares of time-vested restricted stock and 8,164 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

(7)	The amount shown includes 26,940 shares of time-vested restricted stock and 64,470 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

GRAHAM CORPORATION 2022 PROXY STATEMENT	53

Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, officers and greater than 10% stockholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in Company securities. Based solely on the written representations of our directors and executive officers and copies of reports that they and persons who owned more than 10% of our common stock have filed with the SEC, we believe that all of our directors, executive officers and greater than 10% beneficial owners timely complied with the filing requirements of Section 16(a) during Fiscal Year 2022, except for Mr. Smith and Ms. Condame, officers, and Messrs. Lines and Glajch, former officers, each of whom filed one late Form 4 with respect to two transactions.

2023 Annual Meeting of Stockholders

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our 2023 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this proxy statement, or February 15, 2023. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2023 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Stockholder Nominations of Directors

Pursuant to our amended and restated by-laws, no nominations for directors shall be acted upon at the annual meeting except for those made by the Nominating and Corporate Governance Committee and those made by stockholders of record upon timely notice in writing to our Corporate Secretary. To be considered timely, notice must be received by us no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2023 annual meeting of stockholders, we must receive the notice between March 29, 2023 and April 28, 2023. The notice must contain all information, including the completed questionnaire, referenced in our amended and restated by-laws. Stockholder notice of nominations for directors should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. You may obtain a copy of our amended and restated by-laws by writing to the Corporate Secretary at the address above.

In addition to satisfying the advance notice requirements under our amended and restated by-laws, to comply with the universal proxy rules under the Exchange Act (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 28, 2023.

Other Meeting Business

Pursuant to our amended and restated by-laws, items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2023 annual meeting of stockholders only if we receive notice of such business no earlier than 120 days and no later than 90 days prior to the one-year anniversary of our 2022 annual meeting. Thus, for the 2023 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act between March 29, 2023 and April 28, 2023. The notice must be in accordance with and contain all information provided for in our amended and restated by-laws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2023 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. You may obtain a copy of our amended and restated by-laws by writing to the Corporate Secretary at the address above.

54	GRAHAM CORPORATION 2022 PROXY STATEMENT

Other Matters

Other Matters

The Board does not know of any other matters that may be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting, however, the persons named as proxies will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher Thome

Vice President – Finance,

Chief Financial Officer and Corporate Secretary

Dated: June 17, 2022

GRAHAM CORPORATION 2022 PROXY STATEMENT	55

Appendix A

Appendix A

Graham Corporation Employee Stock Purchase Plan

(as Amended by Amendment No. 1)

1.	Purpose of Plan

The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock at a discount through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code, and the provisions of the Plan shall be construed consistent with such intention.

2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)

“Applicable Percentage” means, with respect to an Offering Period, 85%, or such other percentage from 85% to 100% as determined by the Committee in its sole discretion for that Offering Period and applicable to all Participants.

(b)	“Board” means the Board of Directors of Graham.

(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated and other official guidance issued thereunder.

(d)	“Committee” means the committee established pursuant to Section 4 to be responsible for the general administration of the Plan.

(e)	“Common Stock” means Graham’s common stock, par value $0.10 per share.

(f)	“Company” means Graham and each of its U.S. “subsidiary corporations,” as defined by Section 424(f) of the Code.

(g)

“Eligible Compensation” means the regular earnings of an Eligible Employee, including salary, overtime, bonuses, and salary reduction contributions pursuant to elections under a plan subject to Sections 125 or 401(k) of the Code.

(h)	“Eligible Employee” means any employee of the Company that meets the eligibility requirements of Section 5.

(i)	“Enrollment Form” means the electronic or hardcopy form filed with the Committee or its designated agent pursuant to Section 6.

(j)

“Fair Market Value” of Common Stock on a given date means the closing sale price of the Common Stock on the NYSE Amex, or if the NYSE Amex is not open for trading on such date, then on the most recent preceding date when the NYSE Amex is open for trading.

(k)	“Graham” means Graham Corporation, a Delaware corporation.

(l)	“Offering Commencement Date” means, with respect to an Offering Period, the first day of that Offering Period.

(m)

“Offering Period” means a six-month period; provided, however, that the first Offering Period shall commence on September 1, 2010 and shall end on December 31, 2010. Successive Offering Periods shall commence on the day following the end of the preceding Offering Period (i.e., January 1 or July 1) and shall end on the six-month anniversary of the commencement date (i.e., June 30 or December 31).

(n)	“Participant” means an Eligible Employee who elects to participate in the Plan by filing an Enrollment Form pursuant to Section 6.

(o)	“Payroll Deduction Account” means the account established for a Participant to hold payroll deductions pursuant to Section 6.

(p)	“Plan” means this Graham Corporation Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

(q)	“Purchase Date” means, with respect to an Offering Period, the last day of that Offering Period.

(r)	“Rule 16b-3” means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule thereto.

GRAHAM CORPORATION 2022 PROXY STATEMENT	A-1

Appendix A

3.	Shares Subject to the Plan

Subject to the provisions of Section 12, the total number of shares of Common Stock which may be purchased by employees under the Plan shall not exceed 200,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.

4.	Administration of the Plan

The Plan shall be administered by the Committee appointed by the Board, which shall be comprised of two or more members of the Board, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3. The Committee shall be the Compensation Committee of the Board unless the Board shall appoint another committee to administer the Plan.

Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions necessary to implement the Plan and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All of such determinations shall be final and binding upon all persons. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

5.	Eligible Employees

Any employee of the Company shall be eligible to participate in the Plan, except an employee who owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. No director of the Company who is not an employee shall be eligible to participate in the Plan.

6.	Election to Participate

An Eligible Employee may become a Participant effective on the first day of any Offering Period coincident with or following the date he or she becomes an Eligible Employee by filing with the Committee or its designated agent an Enrollment Form authorizing specified regular payroll deductions from his or her Eligible Compensation. Such regular payroll deductions shall be subject to a maximum deduction of a maximum dollar amount specified by the Committee for such Offering Period.

Payroll deductions for an Offering Period shall commence on the first payroll date occurring on or after the applicable Offering Commencement Date and shall end on the last payroll date occurring on or before the Purchase Date for that Offering Period. A Participant’s payroll deductions shall be credited to the Payroll Deduction Account that the Company has established in the name of the Participant.

A Participant may at any time withdraw from the Plan and cease to be a Participant following the end of the Offering Period in which the election is made to discontinue participation. A Participant may, to be effective as of the first day of the next following Offering Period, increase or decrease his or her payroll deduction by filing a new Enrollment Form. Elections shall last the entire Offering Period, or until the employee ceases to be a Participant, whichever is longer.

Enrollment Forms must be filed with the Committee or its designated agent not less than ten days before the beginning of an Offering Period to be effective for that Offering Period, unless a shorter period of time is prescribed by the Committee. An Enrollment Form not filed within the prescribed filing period shall be effective the first day of the Offering Period following the Offering Period in which it would otherwise become effective.

As a condition of participation in the Plan, each Participant agrees to notify the Company if he or she sells or otherwise disposes of any Common Stock purchased by him or her under the Plan within two years of the Purchase Date on which such shares were purchased.

7.	Purchase of Shares

Each Participant having eligible funds in his or her Payroll Deduction Account on a Purchase Date shall be deemed, without any further action, to have purchased the number of full shares of Common Stock which the eligible funds in his or her Payroll Deduction Account could purchase on that Purchase Date at a price per share that shall be the lesser of (a) the Applicable Percentage of the Fair Market Value of such share on the Purchase Date, or (b) the Applicable Percentage of the Fair Market Value of such share on the Offering Commencement Date. The Payroll

A-2	GRAHAM CORPORATION 2022 PROXY STATEMENT

Appendix A

Deduction Account of each such Participant shall be charged for the amount of such purchase and shares shall be issued to the Participant as of the Purchase Date. No fractional shares shall be purchased; any funds in a Participant’s Payroll Deduction Account that are insufficient to purchase a full share shall be retained in the Participant’s Payroll Deduction Account for the following Offering Period, subject to earlier payment to the Participant pursuant to Section 13 or 15. Except for amounts not expended because of the preceding sentence, any funds left over in a Participant’s Payroll Deduction Account after a Purchase Date shall be returned to the Participant.

As soon as administratively practicable following each Purchase Date on which a purchase of shares occurs, the Company shall arrange for the delivery to each Participant or his or her broker, or a broker designated by the Committee, of the shares purchased by that Participant on that Purchase Date.

8.	Registration of Shares

Shares of Common Stock will be registered only in the name of the Participant or, if he or she so indicates on his or her Enrollment Form, in the Participant’s name jointly with one other person, with right of survivorship.

9.	Limitation on Purchases

(a)

During any one calendar year, no Participant shall (i) have the right to purchase under the Plan (and all other plans qualified under Section 423 of the Code) shares of Common Stock having a Fair Market Value (determined as of an Offering Commencement Date) in excess of $25,000 or (ii) have the right to purchase in excess of 5,000 shares of Common Stock under the Plan. The purpose of the limitation set forth in subsection (i) of the previous sentence is to comply with Section 423(b)(8) of the Code and shall be interpreted accordingly.

(b)

A Participant’s Payroll Deduction Account may not be used to purchase Common Stock on any Purchase Date to the extent that after such purchase the Participant would own (or be considered as owning within the meaning of Section 424(d) of the Code) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. For this purpose, stock which the Participant may purchase under any outstanding option shall be treated as owned by such Participant. As of the first Purchase Date on which this Section 9(b) limits a Participant’s ability to purchase Common Stock, the employee shall cease to be an Eligible Employee and a Participant.

10.	Rights as a Stockholder

None of the rights or privileges of a stockholder of Graham shall exist with respect to shares of Common Stock purchased under the Plan until the date as of which such shares are delivered pursuant to Section 7.

11.	Rights Not Transferable

Except as expressly provided in Section 13, neither payroll deductions credited to a Participant’s Payroll Deduction Account nor any rights with regard to participation in the Plan nor the right to receive shares of Common Stock shall be transferable in any way by a Participant.

12.	Change in Capital Structure

In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which Graham is the surviving corporation or other change in Graham’s capital stock applicable to all stockholders generally, the number and kind of shares of stock or other securities of Graham to be subject to the Plan, the maximum number of shares or other securities which may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

If Graham is a party to a consolidation or a merger in which Graham is not the surviving corporation, a transaction that results in the acquisition of substantially all of Graham’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of Graham’s assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

GRAHAM CORPORATION 2022 PROXY STATEMENT	A-3

Appendix A

13.	Retirement, Termination and Death

In the event of a Participant’s death or retirement or termination of employment for any reason, or in the event that a Participant ceases to be such, then no further purchase of shares shall be made by him or her under the Plan. In such event, the amount remaining in the employee’s Payroll Deduction Account shall be refunded to him or her without interest. In the event of a Participant’s death, the amount in his or her Payroll Deduction Account shall be delivered without interest to the beneficiary designated by the Participant in a writing filed with the Company. If no beneficiary has been designated, or if the designated beneficiary does not survive the Participant, such amount shall be delivered to the employee’s estate without interest.

14.	Amendment of the Plan

The Board may at any time, or from time to time, amend the Plan in any respect; provided, however, that the stockholders of Graham must approve any amendment that would materially (a) increase the benefits accruing to Participants under the Plan, (b) increase (other than pursuant to Section 12) the number of securities that may be issued under the Plan, or (c) modify the requirements as to eligibility for participation in the Plan.

15.	Termination of the Plan

The Plan and all rights of employees hereunder shall terminate on the earlier of: (a) the Purchase Date that Participants become entitled to purchase a number of shares greater than the number of shares remaining available for purchase under the Plan; or (b) a date specified by the Board in its sole discretion. In the event that the Plan terminates under circumstances described in clause (a) of this Section, the shares remaining as of the termination date shall be purchased by Participants on a pro-rata basis. Upon termination of the Plan, all amounts in an employee’s Payroll Deduction Account that are not used to purchase Common Stock will be refunded to such employee.

16.	General Provisions

(a)

Term of Plan. The Plan shall become effective upon (a) due approval of the Plan by the stockholders of the Company within 12 months after its adoption by the Board, and (b) the effectiveness of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock subject to the Plan. Once effective, the Plan shall continue in effect until all of the shares of Common Stock available under the Plan, as increased or adjusted from time to time, have been issued under the Plan, unless sooner terminated by the Board.

(b)

Use of Funds. All payroll deductions received or held by the Company under the Plan shall be general corporate funds, and as such, may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate payroll deductions or pay interest thereon.

(c)

No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(d)

No Right to Employment. Participation in the Plan shall not be construed as giving a Participant the right to be retained as an employee of the Company, nor will it affect in any way the right of the Company to terminate a Participant’s employment at any time, with or without cause.

(e)

No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income tax treatment, will be applicable, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

(f)

Government and Other Regulations. The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company’s obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.

A-4	GRAHAM CORPORATION 2022 PROXY STATEMENT

Appendix A

(g)

Indemnification. The Company shall indemnify and hold harmless each member of the Board or the Committee and other persons connected with the Plan in any capacity, including, but not limited to, the employees and directors of the Company performing services on behalf of the Committee, against any liability, cost or expense arising as a result of any claim asserted by any person or entity with respect to any action or failure to act of such individuals taken in connection with this Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of such Board member, Committee member or individual.

(h)

Governing Law; Venue. The validity and construction of the Plan and all determinations made and actions taken pursuant hereto, to the extent that federal laws do not control, will be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws. Any action arising under or related to the Plan shall be subject to the jurisdiction and venue of the courts located in Monroe County, New York.

(i)

Severability. If any provision of the Plan is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

(j)	References. Unless otherwise indicated, all references to “Sections” contained herein are references to Sections of this Plan.

(k)

Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(l)	Gender and Number. As used herein, and as appropriate to the context, the masculine pronoun shall include the feminine and the neuter, and the single shall include the plural.

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GRAHAM CORPORATION 2022 PROXY STATEMENT	A-5

Appendix B

Appendix B

Amendment No. 2 to the Graham Corporation Employee Stock Purchase Plan

1.	Purpose of Amendment

The purpose of this Amendment No. 2 to the Graham Corporation Employee Stock Purchase Plan (the “Plan) is to increase the aggregate number of shares of Common Stock available for purchase under the Plan by 200,000 shares and to make certain other updates to the terms of the Plan.

2.	Definitions

Terms not otherwise defined herein shall have the meanings set forth in the Plan.

3.	Amended Terms

Section 2(f) of the Plan is hereby amended to change the references to “NYSE Amex” in such section to “NYSE”.

Section 3 of the Plan is hereby amended to increase the number of available shares of Common Stock available for purchase under the Plan by 200,000 shares by restating such section to read in its entirety as follows:

“Subject to the provisions of Section 12, the total number of shares of Common Stock which may be purchased by employees under the Plan shall not exceed 400,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.”

4.	No Other Changes

Except as specifically set forth herein, no other terms of the Plan are being modified by this Amendment No. 2.

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GRAHAM CORPORATION 2022 PROXY STATEMENT	B-1

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/GHM • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-256-0715 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/GHM

Graham Corporation

Annual Meeting of Stockholders

For Stockholders of record as of June 08, 2022

TIME:	Wednesday, July 27, 2022 11:00 a.m., Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/GHM for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Daniel J. Thoren and Jonathan W. Painter (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them as proxies, to vote all the shares of capital stock of Graham Corporation which the undersigned is entitled to vote at said Annual Meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Annual Meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of Graham Corporation (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by July 22, 2022 at 5:00 PM ET, or if no choice is specified, will be voted by an independent fiduciary.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Graham Corporation

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

          FOR EACH NOMINEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4

PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS
1. Election of two director nominees
	FOR	WITHHOLD

1.01 Cari L. Jaroslawsky	☐	☐		FOR

1.02 Jonathan W. Painter	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐	FOR
3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023	☐	☐	☐	FOR
4. To approve Amendment No. 2 to the Employee Stock Purchase Plan	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/GHM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date